STROOCK & STROOCK & LAVAN LLP

                                 180 MAIDEN LANE
                             NEW YORK, NY 10038-4982

                               PHONE 212-806-5400




April 30, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C.  20549

Ladies and Gentlemen:

We are counsel to The Lazard Funds, Inc. (the "Fund") and in so acting have reviewed Post-Effective Amendment No. 25 (the "Post-Effective Amendment") to the Fund's Registration Statement on Form N-1A, Registration File No. 33-40682. The Fund has requested that we provide this letter in connection with the filing of the Post-Effective Amendment pursuant to paragraph (b) of Rule 485 ("Rule 485") promulgated under the Securities Act of 1933, as amended.

In our examination of the Post-Effective Amendment, we have assumed the conformity to the originals of all documents submitted to us as copies.

Based upon the foregoing, we hereby advise you that the prospectuses and statement of additional information included as part of the Post-Effective Amendment do not include disclosure which we believe would render the Post-Effective Amendment ineligible to become effective pursuant to paragraph
(b) of Rule 485.

Very truly yours,




/s/ Stroock & Stroock & Lavan LLP
---------------------------------

Securities Act File No. 33-40682
Investment Company Act File No. 811-06312

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WAshington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

                           Post-Effective Amendment No. 25                   /X/

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

                           Amendment No. 25                                  /X/

                        (Check Appropriate Box or Boxes)

                             THE LAZARD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

30 Rockefeller Plaza, New York, New York                                   10112
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code:               (212) 632-6000

                            David M. Goldenberg, Esq.
                              30 Rockefeller Plaza
                            New York, New York 10112
                    (Name and Address of Agent for Services)

                                    Copy To:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box)

_____ immediately upon filing pursuant to paragraph (b)
__X__ on May 1, 2001 pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ on (DATE) pursuant to paragraph (a)(1)
_____ 75 days after filing pursuant to paragraph (a)(2)
_____ on (DATE) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  LAZARD FUNDS
                                     PROSPECTUS
                                     May 1, 2001


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
================================================================================

                                 PAGE



                                 -----------------------------------------------
                                  1  OVERVIEW
                                 -----------------------------------------------

CAREFULLY REVIEW THIS            -----------------------------------------------
IMPORTANT SECTION FOR             3  GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
INFORMATION ON THE               -----------------------------------------------
PORTFOLIOS' INVESTMENTS,
STRATEGIES, RISKS, PAST           3  Lazard Equity Portfolio
PERFORMANCE AND FEES.
                                  5  Lazard Mid Cap Portfolio

                                  8  Lazard Small Cap Portfolio

                                 11  Lazard Global Equity Portfolio

                                 14  Lazard International Equity Portfolio

                                 17  Lazard International Small Cap Portfolio

                                 20  Lazard Emerging Markets Portfolio

                                 23  Lazard Bond Portfolio

                                 26  Lazard High Yield Portfolio

                                 29  Lazard International Fixed-Income Portfolio

                                 32  Lazard Strategic Yield Portfolio

                                 35  Lazard Mortgage Portfolio
                                 -----------------------------------------------
REVIEW THIS SECTION FOR          37  FUND MANAGEMENT
DETAILS ON THE PEOPLE AND        -----------------------------------------------
ORGANIZATIONS WHO OVERSEE        37  Investment Manager
THE PORTFOLIOS.
                                 37  Principal Portfolio Managers

                                 38  Administrator

                                 38  Distributor

                                 38  Custodian
                                 -----------------------------------------------
REVIEW THIS SECTION FOR          38  SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE        -----------------------------------------------
VALUED, HOW TO PURCHASE,         38  General
SELL AND EXCHANGE SHARES,
RELATED CHARGES AND              39  How to Buy Shares
PAYMENTS OF DIVIDENDS
AND DISTRIBUTIONS.               39  Distribution and Service (12b-1) Fees

                                 40  How to Sell Shares

                                 40  Investor Services

                                 41  General Policies

                                 41  Account Policies, Dividends and Taxes

                                 -----------------------------------------------
REVIEW THIS SECTION              42  FINANCIAL HIGHLIGHTS
FOR RECENT FINANCIAL             -----------------------------------------------
INFORMATION.

                                 -----------------------------------------------
WHERE TO LEARN MORE ABOUT            BACK COVER
THE PORTFOLIOS.                  -----------------------------------------------



      --------------------------------------------------------------------
         LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC ("LAZARD"), SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
      --------------------------------------------------------------------

                                    OVERVIEW
================================================================================

The Portfolios              The Lazard Funds, Inc. (the "Fund") consists of
                            thirteen separate Portfolios, twelve of which are being offered through this Prospectus. Each
                            Portfolio has its own investment objective, strategies and risk/return profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing. You should be aware that the Portfolios:

                            o  Are not bank deposits

                            o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

                            o  Are not guaranteed to achieve their stated goals


                            Each Portfolio (other than Mortgage Portfolio) offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.


                            INFORMATION ON EACH PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

                            ----------------------------------------------------
Who May Want to Invest?     EQUITY PORTFOLIOS
                            ----------------------------------------------------

                            Lazard Equity Portfolio
                            Lazard Mid Cap Portfolio
                            Lazard Small Cap Portfolio
                            Lazard Global Equity Portfolio
                            Lazard International Equity Portfolio
                            Lazard International Small Cap Portfolio
                            Lazard Emerging Markets Portfolio


                            These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. The Portfolios' investment manager, Lazard Asset Management (the "Investment Manager"), seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends. The securities in which the Portfolios invest generally have one or more of the following characteristics:


                            o are undervalued relative to their earnings, cash flow or asset values


                            o have an attractive price/value relationship and, in the Investment Manager's opinion, a catalyst that has the potential to enhance value, such as a change in management or a new product offering


                            o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power

                            o  have low projected price-to-earnings or
                               price-to-cash flow multiples


                            The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

                            Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

                            Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective. Consider investing in these Portfolios if you are:

                            o  seeking a long-term goal such as retirement

                            o looking to add an equity component to your portfolio

                            o willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                            These Portfolios may not be appropriate if you are:

                            o pursuing a short-term goal or investing emergency reserves

                            o uncomfortable with an investment that will go up and down in value

                            ----------------------------------------------------
                            FIXED-INCOME PORTFOLIOS
                            ----------------------------------------------------

                            Lazard Bond Portfolio
                            Lazard High Yield Portfolio
                            Lazard International Fixed-Income Portfolio
                            Lazard Strategic Yield Portfolio
                            Lazard Mortgage Portfolio


                            These Portfolios will invest in a variety of fixed-income securities. The Portfolios are constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector. Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

                            The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

                            o the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

                            o the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

                            o in the opinion of the Investment Manager, the security's respective asset category or sector has become overvalued relative to investment risks


                            The risks associated with each Portfolio will vary. Each investor should review carefully the risks associated with each Portfolio.

                            Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

                            Consider investing in these Portfolios if you are:

                            o looking to add a monthly income component to your investments

                            o seeking potentially higher returns than those offered by money market funds

                            o willing to accept the risks of price and dividend fluctuations

                            These Portfolios may not be appropriate if you are:

                            o  investing emergency reserves

                            o uncomfortable with an investment that will go up and down in value

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD EQUITY PORTFOLIO

TICKER SYMBOL
LZEQX (Institutional)
LZEOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P
                                    500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities. The Portfolio also may invest up to 15% of its total assets in non-U.S. equity securities that trade in U.S. markets.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as lending portfolio securities.


PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. The value of your investment in the Portfolio will fluctuate, which means you could lose money.


                                    Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

   27.55   5.26   18.62   4.23   37.69   19.91   25.13   17.31   4.23   22.64
--------------------------------------------------------------------------------
    1991   1992    1993   1994    1995    1996    1997    1998   1999    2000


--------------------------------------------------------------------------------
   Best quarter:            12/31/98          21.97%
   Worst quarter:            9/30/98         (15.02)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                       INCEPTION    PAST       PAST       PAST        SINCE
                          DATE      YEAR      5 YEARS   10 YEARS    INCEPTION
--------------------------------------------------------------------------------
EQUITY PORTFOLIO
INSTITUTIONAL SHARES     6/1/87    (2.64)%    12.30%     15.10%      12.76%
--------------------------------------------------------------------------------
OPEN SHARES              2/5/97    (2.91)%      N/A        N/A        9.07%
--------------------------------------------------------------------------------
S&P 500 INDEX                      (9.11)%    18.32%     17.46%      14.71%
                                                                 (Institutional)
                                                                     16.88%
                                                                     (Open)
--------------------------------------------------------------------------------


FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------

Other expenses                            .11%                    .13%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .86%                   1.13%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                       1          3          5           10
LAZARD EQUITY PORTFOLIO              Year       Years       Years       Years


INSTITUTIONAL SHARES                 $ 88       $274        $477       $1,061
--------------------------------------------------------------------------------
OPEN SHARES                          $115       $359        $622       $1,375
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD MID CAP PORTFOLIO

TICKER SYMBOL
LZMIX (Institutional)
LZMOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of medium-size U.S. companies that the
                                    Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers
                                    "midcap" companies to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap(R)Index (FROM $1.6 billion to $13.0 billion as of June 30,
                                    2000). Because midcap companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of medium-size (midcap) companies. The Portfolio may invest up to 20% of its total assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its total assets in non-U.S. equity securities.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Midcap companies carry additional risks
                                    because their earnings tend to be less
                                    predictable, their share prices more
                                    volatile and their securities less liquid than larger, more established, companies.
                                    The value of your investment in the
                                    Portfolio will fluctuate, which means you could lose money.

                                    Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

                                    Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mid Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index (consisting of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

                           3.65      4.38      22.44
                           -------------------------
                           1998      1999       2000

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.09%
   Worst quarter:            9/30/98         (16.68)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)

                                     INCEPTION     PAST        SINCE
                                        DATE       YEAR       INCEPTION
--------------------------------------------------------------------------------
MID CAP PORTFOLIO
INSTITUTIONAL SHARES                  11/4/97     22.44%      10.26%
--------------------------------------------------------------------------------
OPEN SHARES                           11/4/97     22.00%       9.89%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                               8.25%      12.55%
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The table below illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.



                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .75%                    .91%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.50%                   1.91%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                          (.45)%                  (.56)%
--------------------------------------------------------------------------------
Net Expenses*                            1.05%                   1.35%
--------------------------------------------------------------------------------

   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD MID CAP                         1         3           5           10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $430        $776       $1,752
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $546        $980       $2,187
--------------------------------------------------------------------------------


   + Year 1 fees and expenses are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD SMALL CAP PORTFOLIO


TICKER SYMBOL
LZSCX (Institutional)
LZCOX (Open)


INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers
                                    "small cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000(R) Index (up to $4.2 billion as of March 31, 2001). Because small cap companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:


                                    o  have the potential to become a larger
                                       factor in the company's business sector

                                    o  have significant debt but have high
                                       levels of free cash flow

                                    o have a relatively short corporate history with the expectation that the business may grow


                                    The Portfolio may invest up to 20% of its total assets in equity securities of larger U.S. companies.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.


                                    The shares of smaller companies tend to
                                    trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier small cap stock funds.


                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

  24.75    30.09    2.03    21.52    23.93    28.06    -12.62    1.77    1.89
--------------------------------------------------------------------------------
   1992     1993    1994     1995     1996     1997      1998    1999    2000

--------------------------------------------------------------------------------
   Best quarter:             6/30/99          20.40%
   Worst quarter:            9/30/98         (23.53)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                             INCEPTION      PAST        PAST         SINCE
                                DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
SMALL CAP PORTFOLIO
INSTITUTIONAL SHARES          10/30/91     15.89%      10.34%       14.43%
--------------------------------------------------------------------------------
OPEN SHARES                    1/30/97     15.60%        N/A         6.58%
RUSSELL 2000 INDEX                         (3.02)%     10.31%       12.68%
                                                                (Institutional)
                                                                     8.46%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .08%                    .12%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .83%                   1.12%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



LAZARD SMALL CAP                       1          3           5          10
PORTFOLIO                            Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 85       $265        $460       $1,025
--------------------------------------------------------------------------------
OPEN SHARES                          $114       $356        $617       $1,363
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD GLOBAL EQUITY PORTFOLIO


TICKER SYMBOL
LZGEX (Institutional)
LZGOX (Open)


INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International
                                    (MSCI(R)) World(R) Index that the Investment
                                    Manager believes are undervalued based on their earnings, cash flow or asset values.

                                    In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities. The Investment Manager currently intends to invest at least 25% of the Portfolio's total assets in securities of U.S. companies.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI World Index, an unmanaged index representing market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia, the Far East (EAFE(R)), New Zealand, Canada and the United States. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

                     15.26      17.10      16.42      -9.51
                     --------------------------------------
                      1997       1998       1999       2000


--------------------------------------------------------------------------------
   Best quarter:            12/31/98           18.45%
   Worst quarter:            9/30/98          (16.39)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                                   INCEPTION       PAST          SINCE
                                      DATE         YEAR        INCEPTION
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES                1/4/96        (9.51)%        10.50%
--------------------------------------------------------------------------------
OPEN SHARES                        1/30/97        (9.72)%         9.52%
MSCI WORLD INDEX                                 (13.18)%        11.99%
                                                            (Institutional)
                                                                 11.71%
                                                                 (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .31%                    .66%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses*                      1.06%                   1.66%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                          (.01)%                  (.31)%
--------------------------------------------------------------------------------
Net Expenses*                            1.05%                   1.35%
--------------------------------------------------------------------------------


   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD GLOBAL EQUITY                  1          3           5           10
PORTFOLIO                            Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $107       $336        $584       $1,293
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $493        $873       $1,939
--------------------------------------------------------------------------------


   + Year 1 fees and expenses are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================


LAZARD INTERNATIONAL EQUITY PORTFOLIO


TICKER SYMBOL
LZIEX (Institutional)
LZIOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International
                                    (MSCI(R)) Europe, Australasia and Far East
                                    (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                                    In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

 -6.62    31.05    0.24    13.14    15.64    11.84    16.04    24.07    -10.55
--------------------------------------------------------------------------------
  1992     1993    1994     1995     1996     1997     1998     1999      2000


--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/98         (17.11)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                              INCEPTION      PAST        PAST         SINCE
                                 DATE        YEAR       5 YEARS     INCEPTION
-------------------------------------------------------------------------------
INTERNATIONAL
EQUITY PORTFOLIO
INSTITUTIONAL SHARES           10/29/91    (10.55)%     10.74%        9.95%
-------------------------------------------------------------------------------
OPEN SHARES                     1/23/97    (10.95)%       N/A         9.99%
MSCI EAFE INDEX                            (14.16)%      7.14%        7.71%
                                                                 (Institutional)
                                                                      8.46%
                                                                     (Open)
-------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .13%                    .15%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .88%                   1.15%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD INTERNATIONAL                  1          3           5           10
EQUITY PORTFOLIO                     Year       Years       Years       Years


INSTITUTIONAL SHARES                 $ 90       $281        $488       $1,084
--------------------------------------------------------------------------------
OPEN SHARES                          $117       $365        $633       $1,398
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO


TICKER SYMBOL
LZISX (Institutional)
LZSMX(Open)


INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers
                                    "small non-U.S. companies" to be those
                                    non-U.S. companies with market
                                    capitalizations, at the time of initial
                                    purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the Morgan Stanley
                                    Capital International (MSCI) Europe,
                                    Australasia and Far East (EAFE) Index (based on market capitalization of the Index as a whole).

                                    In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of small cap companies.


                                    These securities generally have one or more of the following characteristics:

                                    o  have the potential to become a larger
                                       factor in the company's business sector

                                    o  have significant debt but have high
                                       levels of free of cash flow

                                    o have a relatively short corporate history with the expectation that the business may grow

                                    The Investment Manager currently intends to invest the Portfolio's assets primarily in companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America and Canada.


                                    The Portfolio may invest up to 20% of its total assets in equity securities of larger companies.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies.
                                    The value of your investment in the
                                    Portfolio will fluctuate, which means you could lose money.

                                    The shares of smaller companies tend to
                                    trade less frequently that those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

            -4.51    1.90    15.65    0.27    7.55    26.07    -4.44
            --------------------------------------------------------
             1994    1995     1996    1997    1998     1999     2000


--------------------------------------------------------------------------------
   Best quarter:             3/31/98          20.62%
   Worst quarter:            9/30/98         (19.58)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                             INCEPTION      PAST        PAST         SINCE
                                DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL SMALL
CAP PORTFOLIO
INSTITUTIONAL SHARES          12/1/93      (4.44)%      8.48%         6.74%
--------------------------------------------------------------------------------
OPEN SHARES                   2/13/97      (4.85)%       N/A          5.69%
MSCI EAFE                                  (9.23)%     (3.25)%       (0.34)%
SMALL CAP INDEX                                                  (Institutional)
                                                                     (3.49)%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------

Other expenses                            .23%                   1.27%

Total Annual Portfolio
Operating Expenses                        .98%                   2.27%

Fee Waiver and
Expense Reimbursement*                     N/A                  (.84)%

Net Expenses*                             .98%                   1.43%
--------------------------------------------------------------------------------

   * Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.43% of the average daily net assets of the Portfolio's Open Shares.



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                  1          3           5           10
SMALL CAP PORTFOLIO                  Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $100       $312       $  542      $1,201
--------------------------------------------------------------------------------
OPEN SHARES                          $146       $629       $1,139      $2,540
--------------------------------------------------------------------------------


   + Year 1 fees and expenses for Open Shares are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD EMERGING MARKETS PORTFOLIO


TICKER SYMBOL
LZEMX (Institutional)
LZOEX (Open)


INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                                    Emerging market countries include all
                                    countries represented by the Morgan Stanley
                                    Capital International (MSCI) Emerging
                                    Markets Free(R) Index, which currently
                                    includes: Argentina, Brazil, Chile, China,
                                    Colombia, Czech Republic, Greece, Hungary,
                                    India, Indonesia, Israel, Jordan, Korea,
                                    Malaysia, Mexico, Pakistan, Peru,
                                    Philippines, Poland, Russia, South Africa,
                                    Sri Lanka, Taiwan, Thailand, Turkey and
                                    Venezuela.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          Foreign securities include special risks,
                                    such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI Emerging Markets Free Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

         -5.88      23.63      -9.84      -23.49      55.81      -29.53
         --------------------------------------------------------------
          1995       1996       1997        1998       1999        2000


--------------------------------------------------------------------------------
   Best quarter:            12/31/99          32.78%
   Worst quarter:            9/30/98         (23.59)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                              INCEPTION      PAST        PAST         SINCE
                                 DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
EMERGING
MARKETS PORTFOLIO
INSTITUTIONAL SHARES            7/15/94    (29.53)%     (1.31)%      (2.15)%
--------------------------------------------------------------------------------
OPEN SHARES                     1/08/97    (29.80)%       N/A        (7.42)%
--------------------------------------------------------------------------------
MSCI EMERGING                              (30.61)%     (4.17)%      (4.00)%
MARKETS FREE INDEX                                               (Institutional)
                                                                     (6.87)%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           1.00%                  1.00%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .27%                    .55%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.27%                   1.80%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                     N/A                  (.20)%
--------------------------------------------------------------------------------
Net Expenses*                            1.26%                   1.60%
--------------------------------------------------------------------------------

   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% of the average daily net assets of the Portfolio's Open Shares. In addition, the Portfolio's Institutional Shares received credits for excess cash in its demand deposit accounts to offset custody expenses, reducing total expenses of the Institutional Shares to 1.26%.



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD EMERGING                       1          3           5           10
MARKETS PORTFOLIO                    Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $128       $400        $692       $1,523
--------------------------------------------------------------------------------
OPEN SHARES                          $163       $547        $956       $2,100
--------------------------------------------------------------------------------

   + Year 1 fees and expenses for Open Shares are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD BOND PORTFOLIO


TICKER SYMBOL
LZBDX (Institutional)
LZBOX (Open)


INVESTMENT OBJECTIVE                The Portfolio seeks to build and preserve
                                    capital.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests in a range of bonds
                                    and other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities.

                                    The Portfolio invests the major portion of its assets in investment grade fixed-income securities. It may invest up to 10% of its total assets in fixed-income securities rated below investment grade ("junk bonds").


                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in bonds and other fixed-income securities with maturities of greater than one year. The Portfolio's effective duration generally ranges between two and seven years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as lending portfolio securities.


PRINCIPAL INVESTMENT RISKS          While bonds are designed to produce a stable
                                    stream of income, their prices move
                                    inversely with changes in interest rates.
                                    Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.


                                    The Portfolio also is subject to credit
                                    risk, the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

                                    Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

                                    At times, the Portfolio may engage in
                                    short-term trading, which could produce
                                    higher brokerage costs and taxable
                                    distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Bond Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Lehman Intermediate Government/Corporate Bond(R) Index, an unmanaged index comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


         [The table below represents a bar chart in the printed piece.]

    5.69    8.59    -4.20    16.20    4.36    8.56    5.77    -0.46    7.53
--------------------------------------------------------------------------------
    1992    1993     1994     1995    1996    1997    1998     1999    2000

--------------------------------------------------------------------------------
   Best quarter:             6/30/95           6.15%
   Worst quarter:            3/31/94          (2.40)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                             INCEPTION      PAST        PAST         SINCE
                                DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
BOND PORTFOLIO
INSTITUTIONAL SHARES          11/12/91      7.53%       5.11%        5.97%
--------------------------------------------------------------------------------
OPEN SHARES                    3/5/97       7.25%        N/A         4.95%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATE                        10.12%       6.11%        6.87%
GOV'T/CORP. BOND INDEX                                          (Institutional)
                                                                     6.80%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .50%                    .50%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .32%                    .52%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .82%                  1.27%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                     N/A                 (.17)%
--------------------------------------------------------------------------------
Net Expenses*                             .82%                  1.10%
--------------------------------------------------------------------------------

   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.10% of the average daily net assets of the Portfolio's Open Shares.



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                      1          3            5          10
LAZARD BOND PORTFOLIO                Year+     Years+       Years+      Years+

INSTITUTIONAL SHARES                 $ 84       $262        $455       $1,014
--------------------------------------------------------------------------------
OPEN SHARES                          $112       $386        $681       $1,519
--------------------------------------------------------------------------------


   + Year 1 fees and expenses for Open Shares are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD HIGH YIELD PORTFOLIO


TICKER SYMBOL:
LZHYX (Institutional)
LZHOX (Open)


INVESTMENT OBJECTIVE                The Portfolio seeks maximum total return
                                    from a combination of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in
                                    high-yielding U.S. corporate fixed-income securities which, at the time of purchase, are rated below investment grade ("junk bonds"). While the Portfolio's emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio's average weighted maturity is expected to range between two and ten years.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While bonds are designed to produce a stable
                                    stream of income, their prices move
                                    inversely with changes in interest rates.
                                    Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    Other risk factors could have an effect on the Portfolio's performance, including:

                                    o  if an issuer fails to make timely
                                       interest or principal payments

                                    o  if there is a decline in the credit
                                       quality of a bond, or a perception of a
                                       decline, the bond's value could fall,
                                       potentially lowering the Portfolio's
                                       share price

                                    o  if the Portfolio's mortgage-related
                                       securities are paid off substantially
                                       earlier or later than expected, the
                                       Portfolio's share price or yield could be hurt


                                    o  the price and yield of non-U.S. debt
                                       securities could be affected by factors
                                       ranging from political and economic
                                       instability to changes in currency
                                       exchange rates

                                    o  during unusual market conditions, the
                                       Portfolio may not be able to sell certain securities at the time and price it would like

                                    Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    To the extent the Portfolio invests in
                                    companies in emerging market countries it is exposed to additional volatility. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Special risks include exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.


                                    At times, the Portfolio may engage in
                                    short-term trading, which could produce
                                    higher brokerage costs and taxable
                                    distributions.



The accompanying bar chart and table provide some indication of the risks of investing in Lazard High Yield Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Merrill Lynch High Yield Master II(R) Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


         [The table below represents a bar chart in the printed piece.]


                               2.94        -15.19
                             ----------------------
                               1999          2000


--------------------------------------------------------------------------------
   Best quarter:             3/31/99           3.04%
   Worst quarter:           12/31/00         (10.05)%
--------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                                     INCEPTION       PAST          SINCE
                                        DATE         YEAR        INCEPTION
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
INSTITUTIONAL SHARES                  1/2/98        (15.19)%        (3.51)%
--------------------------------------------------------------------------------
OPEN SHARES                           2/24/98       (15.54)%        (5.62)%
--------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD                             (5.12)%         0.05%
MASTER II INDEX                                                 (Institutional)
                                                                    (0.68)%
                                                                    (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .25%                    .38%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.00%                   1.38%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                  (.25)%                  (.33)%
--------------------------------------------------------------------------------
Net Expenses*                             .75%                   1.05%
--------------------------------------------------------------------------------


   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed .75% and 1.05% of the Portfolio's Institutional Shares and Open Shares, respectively.


EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                      1          3            5          10
LAZARD HIGH YIELD PORTFOLIO          Year+     Years+       Years+      Years+

INSTITUTIONAL SHARES                 $ 77       $294        $528       $1,202
--------------------------------------------------------------------------------
OPEN SHARES                          $107       $404        $724       $1,629
--------------------------------------------------------------------------------


   + Year 1 fees and expenses are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

TICKER SYMBOL
LZIFX (Institutional)
LZFOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks maximum total return
                                    from a combination of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in
                                    fixed-income securities of varying
                                    maturities of companies within, or
                                    governments, their agencies or
                                    instrumentalities of, non-U.S. countries.
                                    The Portfolio may invest in any region of the world, including emerging market countries. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the
                                    United Kingdom, Canada and the Pacific
                                    Basin.

                                    The Portfolio generally invests at least 80% of its total assets in bonds and other fixed-income securities. The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities, asset-backed securities and zero coupon securities, and typically invests less than half of its total assets in foreign government obligations.

                                    The Portfolio may invest up to 15% of its total assets in fixed-income securities which, at the time of purchase, are rated below investment grade ("junk bonds") and as low as the lowest rating assigned by S&P or Moody's or the unrated equivalent as determined by the Investment Manager.

                                    Under normal market conditions, the
                                    Portfolio's effective duration will range between two and eight years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.


PRINCIPAL INVESTMENT RISKS          While bonds are designed to produce a stable
                                    stream of income, their prices move
                                    inversely with changes in interest rates.
                                    Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                    The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

                                    The Portfolio is subject to credit risk, which is the risk that an issuer of bonds held by the Portfolio will have its credit rating downgraded or will fail to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

                                    Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                                    Other risk factors could have an effect on the Portfolio's performance, including:

                                    o  if the Portfolio's mortgage-related
                                       securities are paid off substantially
                                       earlier or later than expected, the
                                       Portfolio's share price or yield could be hurt

                                    o  the price and yield of non-U.S. debt
                                       securities could be affected by factors
                                       ranging from political and economic
                                       instability to changes in currency
                                       exchange rates

                                    o  during unusual market conditions, the
                                       Portfolio may not be able to sell certain securities at the time and price it would like

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    At times, the Portfolio may engage in
                                    short-term trading, which could produce
                                    higher brokerage costs and taxable
                                    distributions.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Fixed-Income Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Salomon World Government Bond Index Ex-U.S.(R), an unmanaged, market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


         [The table below represents a bar chart in the printed piece.]

   2.03    15.67    4.17    19.38    5.52    -5.58    13.20    -2.92    -4.70
--------------------------------------------------------------------------------
   1992     1993    1994     1995    1996     1997     1998     1999     2000


--------------------------------------------------------------------------------
   Best quarter:             3/31/95          13.20%
   Worst quarter:            3/31/97          (5.63)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                             INCEPTION      PAST        PAST         SINCE
                                DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL FIXED-INCOME
PORTFOLIO
INSTITUTIONAL SHARES           11/8/91     (4.70)%      0.85%        5.20%
--------------------------------------------------------------------------------
OPEN SHARES                    1/8/97      (4.92)%       N/A        (0.27)%
--------------------------------------------------------------------------------
SALOMON WORLD GOVERNMENT                   (2.63)%      1.65%        6.52%
BOND INDEX EX-U.S.                                              (Institutional)
                                                                     1.05%
                                                                    (Open)
--------------------------------------------------------------------------------




FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .44%                    .55%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.19%                   1.55%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                  (.10)%                  (.20)%
--------------------------------------------------------------------------------
Net Expenses*                            1.09%                   1.35%
--------------------------------------------------------------------------------


   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.09% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD INTERNATIONAL                  1          3            5          10
FIXED-INCOME PORTFOLIO               Year+     Years+       Years+      Years+


INSTITUTIONAL SHARES                 $111       $368        $645       $1,434
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $470        $826       $1,829
--------------------------------------------------------------------------------


   + Year 1 fees and expenses are based on the net amount pursuant to the contractual agreement.

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD STRATEGIC YIELD PORTFOLIO

TICKER SYMBOL
LZSYX (Institutional)
LZSOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks total return from a
                                    combination of capital appreciation and
                                    current income.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in a wide
                                    variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately half of its total assets in investment grade corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests approximately half of its total assets in fixed-income securities rated below investment grade ("junk bonds"), emerging markets securities, structured notes and local currency-dominated bonds. Structured notes are securities that provide cash flows based on the movement of underlying variables, such as exchange rates or interest rates. The Portfolio may invest in securities with various maturities.

                                    At least 95% of these fixed-income
                                    securities will be rated, at the time of purchase, at least CCC by S&P or Caa by Moody's, or the unrated equivalent as determined by the Investment Manager. The remaining 5% may be rated as low as the lowest rating assigned by S&P or Moody's or the unrated equivalent as determined by the Investment Manager. Consequently, the Portfolio may invest all of its assets in fixed-income securities rated below investment grade. Although the Portfolio may invest in fixed-income securities without regard to their duration, the Portfolio's effective duration is expected to be up to five years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                                    The Portfolio may invest without limitation in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While bonds are designed to produce a stable
                                    stream of income, their prices move
                                    inversely with changes in interest rates.
                                    Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    The Portfolio is subject to credit risk, which is the risk that an issuer of bonds held by the Portfolio will have its credit rating downgraded or will fail to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

                                    Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

                                    Other risk factors could have an effect on the Portfolio's performance, including:

                                    o  if the Portfolio's mortgage-related
                                       securities are paid off substantially
                                       earlier or later than expected, the
                                       Portfolio's share price or yield could be hurt

                                    o  the price and yield of non-U.S. debt
                                       securities could be affected by factors
                                       ranging from political and economic
                                       instability to changes in currency
                                       exchange rates


                                    o  during unusual market conditions, the
                                       Portfolio may not be able to sell certain securities at the time and price it would like

                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                    The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    At times, the Portfolio may engage in
                                    short-term trading, which could produce
                                    higher brokerage costs and taxable
                                    distributions.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Strategic Yield Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the One Month LIBOR USD Fixed Index, an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

    5.96    15.60    -2.34    13.56    13.74    5.30    0.75    4.91    1.12
--------------------------------------------------------------------------------
    1992     1993     1994     1995     1996    1997    1998    1999    2000


--------------------------------------------------------------------------------
   Best quarter:             3/31/98           6.33%
   Worst quarter:            9/30/98          (3.78)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)


                             INCEPTION      PAST        PAST         SINCE
                                DATE        YEAR       5 YEARS     INCEPTION
-------------------------------------------------------------------------------
STRATEGIC YIELD PORTFOLIO
INSTITUTIONAL SHARES           10/1/91      1.12%       5.06%        6.41%
-------------------------------------------------------------------------------
OPEN SHARES                    1/23/97      0.71%        N/A         2.33%
--------------------------------------------------------------------------------
ONE MONTH LIBOR                             6.43%       5.67%        5.09%
USD FIXED INDEX                                                 (Institutional)
                                                                     5.73%
                                                                    (Open)
-------------------------------------------------------------------------------



FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.



                                    INSTITUTIONAL                OPEN
                                        SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .18%                    .34%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .93%                   1.34%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD STRATEGIC                      1          3            5          10
YIELD PORTFOLIO                      Year       Years       Years       Years


INSTITUTIONAL SHARES                 $ 95       $296        $515       $1,143
--------------------------------------------------------------------------------
OPEN SHARES                          $136       $425        $734       $1,613
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD MORTGAGE PORTFOLIO

TICKER SYMBOL
LZMGX (Institutional)

INVESTMENT OBJECTIVE                The Portfolio seeks total return from a
                                    combination of current income and capital appreciation, along with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in
                                    mortgage-related securities issued or
                                    guaranteed by the U.S. Government, its
                                    agencies or instrumentalities. The Portfolio also invests in mortgage-related securities rated, at the time of purchase, Aaa/AAA by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager.


                                    Under normal circumstances, the Portfolio invests at least 80% of its assets in mortgage-related securities of U.S. issuers. The Portfolio generally will invest a majority of its assets in mortgage-related securities issued or guaranteed by the Government National Mortgage Association (popularly called "Ginnie Maes"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Macs"). Ginnie Maes are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association and this guarantee is backed by the full faith and credit of the U.S. Government. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.


                                    The Portfolio also may invest in other
                                    mortgage-related securities issued by the
                                    U.S. issuers. The Portfolio may invest up to 35% of its assets in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, AAA-rated asset-backed securities and short-term money market instruments. In addition, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.


                                    Although the Portfolio may invest in
                                    fixed-income securities without regard to their duration, the Portfolio's effective duration is expected to be up to seven years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          A security guaranteed by the U.S. Government
                                    is guaranteed only as to principal and
                                    interest. Neither the market value of the security nor the Portfolio's share price is guaranteed. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    Prices of certain mortgage-related
                                    securities tend to move inversely with
                                    changes in interest rates. Although the
                                    price of a Ginnie Mae or other
                                    mortgage-related security may decline when interest rates rise, the converse is not necessarily true. In periods of declining interest rates, mortgages underlying a mortgage-related security are more likely to be prepaid, which could hurt the Portfolio's shares price or yield.

                                    During periods of rapidly rising interest rates, such mortgages may be prepaid at slower than expected rates which effectively may lengthen a mortgage-related security's expected maturity and cause the value of the security to fluctuate more widely in response to changes in interest rates.

                                    Other mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the securities' purchase price.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

                                          PERFORMANCE BAR CHART AND TABLE
                                    --------------------------------------------

                                    Because the Fund has not yet completed a year of investment operations, no performance returns are presented in this part of the prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.



FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and estimated expenses for the current fiscal year. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                    INSTITUTIONAL
                                        SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .40%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None
--------------------------------------------------------------------------------
Other expenses                            .86%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.26%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                  (.61)%
--------------------------------------------------------------------------------
Net Operating Expenses*                   .65%
--------------------------------------------------------------------------------

   * The Investment Manager has contractually agreed to waive its fee and/or reimburse the Portfolio through December 31, 2001 to the extent Total Annual Portfolio Operating Expenses exceed .65% of the Portfolio's average daily net assets.

EXPENSE EXAMPLE


Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD MORTGAGE PORTFOLIO           1 Year+   3 Years+

INSTITUTIONAL SHARES                  $66       $339
--------------------------------------------------------------------------------

   + Year 1 fees and expenses are based on the net amount pursuant to the contractual agreement.

                                 FUND MANAGEMENT
================================================================================


INVESTMENT MANAGER


Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $71.1 billion as of December 31, 2000. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Fund's Portfolios.


The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2000, the Investment Manager waived a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager a management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.


                                        Effective Annual Rate
                             Investment      of Investment
                             Management       Management
Name of Portfolio            Fee Payable       Fee Paid
--------------------------------------------------------------
Equity Portfolio                .75%             .75%
Mid Cap Portfolio               .75%             .30%
Small Cap Portfolio             .75%             .75%
Global Equity Portfolio         .75%             .74%
International
  Equity Portfolio              .75%             .75%
International Small Cap
  Portfolio                     .75%             .75%
Emerging Markets
  Portfolio                     1.00%            1.00%
Bond Portfolio                  .50%             .50%
High Yield Portfolio            .75%             .50%
International
  Fixed-Income Portfolio        .75%             .65%
Strategic Yield Portfolio       .75%             .75%
Mortgage Portfolio              .40%             N/A+


   + The Portfolio did not commence investment operations until December 29, 2000.


PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:


EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and Jeffrey A. Kigner (since January 2001)

MID CAP PORTFOLIO--Herbert W. Gullquist (since inception) and Andrew D. Lacey (since January 2001)

SMALL CAP PORTFOLIO--Herbert W. Gullquist (since inception) and Leonard M. Wilson and Patrick M. Mullin (each since January 2001)


GLOBAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


BOND PORTFOLIO--Kenneth C. Weiss (since February 2000) and David A. Graham (since January 2001)

HIGH YIELD PORTFOLIO--Kenneth C. Weiss (since February 2000) and Peter R.S. Bakker (since inception)

INTERNATIONAL FIXED-INCOME PORTFOLIO--Kenneth C. Weiss (since February 2000) and David A. Graham (since January 2001)

STRATEGIC YIELD PORTFOLIO--Kenneth C. Weiss (since February 2000) and David A. Graham (since January 2001)

MORTGAGE PORTFOLIO--Kenneth C. Weiss (since inception)


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS



HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of Lazard since May 1997 and Chief Investment Officer and a Managing Director of the Investment Manager since November 1982. He joined the Investment Manager in November 1982.

JEFFREY A. KIGNER. Mr. Kigner has been a Managing Director of the Investment Manager since January 2001. For more then five years prior thereto, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.


JOHN R. REINSBERG. Mr. Reinsberg has been a Managing Director of the Investment Manager since joining the Investment Manager in January 1992.

                           FUND MANAGEMENT (CONCLUDED)
================================================================================

KENNETH C. WEISS. Mr. Weiss has been a Managing Director of the Investment Manager since February 2000, when he joined the Investment Manager. Previously, he was President and CEO of Hyperion Capital Management.


PETER R.S. BAKKER. Mr. Bakker is a Director of the Investment Manager. He joined the Investment Manager in May 1995.

DAVID A. GRAHAM. Mr. Graham is a Director of the Investment Manager, which he joined in 1995.

ANDREW D. LACEY. Mr. Lacey is a Director of the Investment Manager, which he joined in April 1996.

PATRICK M. MULLIN. Mr. Mullin is a Senior Vice President of the Investment Manager, which he joined in February 1998. Prior to joining the Investment Manager, he was with Target Capital Management from February 1997 to December 1997, and prior to that he was with Dillon, Read & Co. Inc.

LEONARD M. WILSON. Mr. Wilson is a Director of the Investment Manager, which he joined in 1988.


ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.

DISTRIBUTOR


Lazard Freres & Co. LLC acts as distributor for the Portfolios.


CUSTODIAN

State Street acts as custodian of the Portfolios' investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.


                            SHAREHOLDER INFORMATION
================================================================================

                                     GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.


The NAV is generally determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Debt securities typically are valued using available market quotations or at fair value which may be determined by one or more pricing services. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value.


Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV, potentially affecting the Portfolio's NAV on days when shareholders are unable to buy or sell the Portfolio's shares.

MINIMUM INVESTMENT

All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:

--------------------------------------------------------------------------------
   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                    $   10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-Open Shares              $   10,000
--------------------------------------------------------------------------------

================================================================================
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------
INITIAL PURCHASE


     BY MAIL

1.   Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

         The Lazard Funds, Inc.
         P.O. Box 9363
         Boston, Massachusetts
         02205-9363
         Attention: (Name of Portfolio and Class of Shares)


     BY WIRE

1.   Call (800) 986-3455 toll-free from any state and provide the following:

     o  the Portfolio(s) and Class of shares to be invested in

     o  name(s) in which shares are to be registered

     o  address

     o  social security or tax identification number

     o  dividend payment election

     o  amount to be wired

     o  name of the wiring bank, and

     o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company:

     ABA #: 011000028
     State Street Bank and Trust Company
     Boston, Massachusetts
     Custody and Shareholder Services Division
     DDA 9905-2375
     Attention: (Name of Portfolio and Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

ADDITIONAL PURCHASES

     BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail."

     BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in Item 2 under "Initial Purchase--By Wire."


PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)


Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio (other than Mortgage Portfolio) at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at (800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

DISTRIBUTION AND SERVICE (12b-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay Lazard a fee, at the annual rate of .25% of the value of the average daily net assets of a Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

================================================================================
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Alternatively, redemption requests may be satisfied through a transfer of in-kind portfolio securities.

Each Portfolio will impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. In addition, securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard or another authorized entity of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. (See below.) REDEMPTION FEE

The redemption fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be paid to the relevant Portfolio to offset the costs that short-term shareholder trading imposes on the Portfolio and its remaining shareholders. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. Notwithstanding the foregoing, the redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, and such shares will be redeemed first. The Fund may waive, modify or terminate the redemption fee at any time.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file, must be signature guaranteed.

4.   Mail the letter to the Transfer Agent at the following address:

         The Lazard Funds, Inc.
         P.O. Box 9363
         Boston, Massachusetts 02205-9363
         Attention:  (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.


                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

================================================================================

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any redemption fee. Effective July 1, 2001, the Fund will deduct a redemption fee equal to 1.00% of the NAV of Portfolio shares exchanged where the exchange is made less than 30 days after the issuance of such shares. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.


The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market-timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Portfolio directly or through financial intermediaries.


TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.

                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

     o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

     o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

     o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

     o  Change or waive the required minimum investment amount

     o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

     o Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

     o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined at the Fund's discretion)

     o  Close an account due to excessive trading after prior notification

                      ACCOUNT POLICIES, DIVIDENDS AND TAXES


ACCOUNT STATEMENTS


You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.


DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually, but may be declared and paid more frequently, for each of the Equity Portfolios. Income dividends are normally declared each business day and paid monthly for each of the Fixed-Income Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.


Dividends and distributions of the Portfolio will be invested in additional shares of the same Class of the Portfolio at

                       SHAREHOLDER INFORMATION (CONCLUDED)
================================================================================

net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class will generate a different dividend because each has different expenses. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.


TAX INFORMATION


Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

     o fail to provide a social security number or taxpayer identification number

     o fail to certify that their social security number or taxpayer identification number is correct

     o  fail to certify that they are exempt from withholding



                              FINANCIAL HIGHLIGHTS
================================================================================
The following financial highlights tables are intended to help you understand each Portfolio's financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Anchin, Block & Anchin, LLP, independent accountants, whose report, along with each Portfolio's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge.

================================================================================
LAZARD EQUITY PORTFOLIO
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                        YEAR ENDED
                                                              ---------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  21.08       $  21.75       $  19.98       $  19.24       $  17.41
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.17           0.26           0.28           0.22           0.33
  Net realized and unrealized gain (loss) ...............        (0.79)          0.66           3.10           4.54           3.06
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (0.62)          0.92           3.38           4.76           3.39
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.23)         (0.26)         (0.26)         (0.22)         (0.33)
  Net realized gain .....................................        (3.51)         (1.33)         (1.35)         (3.80)         (1.23)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (3.74)         (1.59)         (1.61)         (4.02)         (1.56)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  16.72       $  21.08       $  21.75       $  19.98       $  19.24
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (2.6)%          4.2%          17.3%          25.1%          19.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $187,517       $377,660       $361,126       $333,575       $278,605
Ratios to average net assets:
  Net expenses ..........................................         0.86%          0.84%          0.85%          0.86%          0.89%
  Gross expenses ........................................         0.86%          0.84%          0.85%          0.87%          0.89%
  Net investment income .................................         0.85%          1.14%          1.28%          1.00%          1.87%
Portfolio turnover rate .................................           36%            62%            76%            78%            66%




                                                                           YEAR ENDED                   FOR THE PERIOD
                                                              --------------------------------------      2/5/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  21.05       $  21.76       $  19.99       $  20.19
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.12           0.20           0.20           0.13
  Net realized and unrealized gain (loss) ...............        (0.79)          0.65           3.12           3.62
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (0.67)          0.85           3.32           3.75
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.17)         (0.23)         (0.20)         (0.15)
  Net realized gain .....................................        (3.51)         (1.33)         (1.35)         (3.80)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (3.68)         (1.56)         (1.55)         (3.95)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  16.70       $  21.05       $  21.76       $  19.99
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (2.9)%          3.9%          17.0%          18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 62,167       $121,994       $117,624       $ 22,811
Ratios to average net assets:
  Net expenses (b) ......................................         1.13%          1.10%          1.12%          1.22%
  Gross expenses (b) ....................................         1.13%          1.10%          1.12%          1.35%
  Net investment income (b) .............................         0.57%          0.89%          0.96%          0.60%
Portfolio turnover rate .................................           36%            62%            76%            78%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD MID CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:



                                                                          YEAR ENDED                    FOR THE PERIOD
                                                              --------------------------------------      1/4/97* TO
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.78       $  10.46       $  10.26       $  10.00
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.02           0.02           0.05           0.02
  Net realized and unrealized gain (loss) ...............         2.20           0.43           0.31           0.26
                                                              --------       --------       --------       --------
  Total from investment operations ......................         2.22           0.45           0.36           0.28
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.03)         (0.03)         (0.05)         (0.02)
  Net realized gain .....................................        (1.61)         (0.10)         (0.11)            --
                                                              --------       --------       --------       --------
  Total distributions ...................................        (1.64)         (0.13)         (0.16)         (0.02)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  11.36       $  10.78       $  10.46       $  10.26
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         22.4%           4.4%           3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 15,344       $ 27,521       $ 55,731       $ 49,779
Ratios to average net assets:
  Net expenses (b) ......................................         1.05%          1.05%          1.05%          1.05%
  Gross expenses (b) ....................................         1.50%          1.17%          1.23%          1.44%
  Net investment income (b) .............................         0.20%          0.23%          0.48%          1.02%
Portfolio turnover rate .................................          152%           113%            86%             1%



                                                                          YEAR ENDED                   FOR THE PERIOD
                                                              ---------------------------------------    11/4/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.74       $  10.45       $  10.26       $  10.00
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................        (0.01)         (0.01)          0.02           0.01
  Net realized and unrealized gain (loss) ...............         2.18           0.42           0.32           0.26
                                                              --------       --------       --------       --------
  Total from investment operations ......................         2.17           0.41           0.34           0.27
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................           --          (0.02)         (0.04)         (0.01)
  Net realized gain .....................................        (1.61)         (0.10)         (0.11)            --
                                                              --------       --------       --------       --------
  Total distributions ...................................        (1.61)         (0.12)         (0.15)         (0.01)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  11.30       $  10.74       $  10.45       $  10.26
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         22.0%           4.0%           3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  6,342       $ 14,024       $ 16,345       $  1,806
Ratios to average net assets:
  Net expenses (b) ......................................         1.35%          1.35%          1.35%          1.35%
  Gross expenses (b) ....................................         1.91%          1.55%          1.66%          4.97%
  Net investment income (b) .............................        (0.09)%        (0.08)%         0.29%          0.72%
Portfolio turnover rate .................................          152%           113%            86%             1%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD SMALL CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  16.57       $  17.39       $  20.02       $  18.44       $  15.95
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.09           0.10           0.08           0.07           0.11
  Net realized and unrealized gain (loss) ...............         2.45           0.17(d)       (2.60)          4.92           3.68
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................         2.54           0.27          (2.52)          4.99           3.79
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.23)         (0.11)         (0.01)         (0.06)         (0.11)
  Net realized gain .....................................        (0.81)         (0.98)         (0.10)         (3.35)         (1.19)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (1.04)         (1.09)         (0.11)         (3.41)         (1.30)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  18.07       $  16.57       $  17.39       $  20.02       $  18.44
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................         15.9%           1.8%         (12.6)%         28.1%          23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $730,179       $906,945       $1,411,503     $1,445,075     $981,405
Ratios to average net assets:
  Net expenses ..........................................         0.83%          0.81%          0.81%          0.82%          0.84%
  Gross expenses ........................................         0.83%          0.81%          0.81%          0.82%          0.84%
  Net investment income .................................         0.52%          0.60%          0.50%          0.35%          0.60%
Portfolio turnover rate .................................           67%            50%            46%            56%            51%



                                                                            YEAR ENDED                 FOR THE PERIOD
                                                              --------------------------------------     1/30/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  16.51       $  17.35       $  20.02       $  18.75
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.04           0.06           0.03           0.01
  Net realized and unrealized gain (loss) ...............         2.45           0.16(d)       (2.60)          4.61
                                                              --------       --------       --------       --------
  Total from investment operations ......................         2.49           0.22          (2.57)          4.62
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.15)         (0.08)            --             --
  Net realized gain .....................................        (0.81)         (0.98)         (0.10)         (3.35)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.96)         (1.06)         (0.10)         (3.35)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  18.04       $  16.51       $  17.35       $  20.02
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         15.6%           1.5%         (12.9)%         25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 67,717       $ 86,413       $ 93,547       $ 46,097
Ratios to average net assets:
  Net expenses (b) ......................................         1.12%          1.09%          1.09%          1.14%
  Gross expenses (b) ....................................         1.12%          1.09%          1.09%          1.23%
  Net investment income (b) .............................         0.24%          0.33%          0.21%          0.12%
Portfolio turnover rate .................................           67%            50%            46%            56%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD GLOBAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                   YEAR ENDED                         FOR THE PERIOD
                                                              -----------------------------------------------------      1/4/96* TO
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  14.56       $  13.14       $  11.91       $  11.48       $  10.00
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.09           0.19           0.10           0.14           0.09
  Net realized and unrealized gain (loss) ...............        (1.49)          1.95           1.90           1.58           1.49
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (1.40)          2.14           2.00           1.72           1.58
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.07)         (0.21)         (0.08)         (0.15)         (0.10)
  Net realized gain .....................................        (0.68)         (0.51)         (0.69)         (1.14)            --
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.75)         (0.72)         (0.77)         (1.29)         (0.10)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  12.41       $  14.56       $   3.14       $  11.91       $  11.48
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (9.5)%         16.4%          17.1%          15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $104,787       $ 63,557       $ 17,710       $ 10,359       $  9,784
Ratios to average net assets:
  Net expenses (b) ......................................         1.05%          1.05%          1.05%          1.05%          1.05%
  Gross expenses (b) ....................................         1.06%          1.21%          2.18%          2.55%          5.06%
  Net investment income (b) .............................         0.69%          1.35%          1.07%          1.02%          1.70%
Portfolio turnover rate .................................           47%            43%            48%            64%            74%



                                                                            YEAR ENDED                 FOR THE PERIOD
                                                              --------------------------------------     1/30/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  14.56       $  13.16       $  11.92       $  11.31
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.06           0.13           0.09           0.08
  Net realized and unrealized gain (loss) ...............        (1.49)          1.97           1.88           1.78
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (1.43)          2.10           1.97           1.86
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.03)         (0.19)         (0.04)         (0.11)
  Net realized gain .....................................        (0.68)         (0.51)         (0.69)         (1.14)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.71)         (0.70)         (0.73)         (1.25)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  12.42       $  14.56       $  13.16       $  11.92
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (9.7)%         16.1%          16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  4,588       $  6,262       $  4,824       $  2,290
Ratios to average net assets:
  Net expenses (b) ......................................         1.35%          1.35%          1.35%          1.35%
  Gross expenses (b) ....................................         1.66%          1.80%          2.85%          4.23%
  Net investment income (b) .............................         0.42%          0.95%          0.77%          0.67%
Portfolio turnover rate .................................           47%            43%            48%            64%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD INTERNATIONAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  17.29       $  15.23       $  13.97       $  13.62       $  12.50
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.15           0.34           0.18           0.22           0.17
  Net realized and unrealized gain (loss) ...............        (2.01)          3.25           2.03           1.40           1.76
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (1.86)          3.59           2.21           1.62           1.93
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.17)         (0.54)         (0.14)         (0.34)         (0.19)
  Net realized gain .....................................        (1.80)         (0.99)         (0.81)         (0.93)         (0.62)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (1.97)         (1.53)         (0.95)         (1.27)         (0.81)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  13.46       $  17.29       $  15.23       $  13.97       $  13.62
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (10.6)%         24.1%          16.0%          11.8%          15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $3,001,933     $3,584,093     $2,879,289     $2,099,724     $1,816,173
Ratios to average net assets:
  Net expenses ..........................................         0.88%          0.88%          0.90%          0.89%          0.91%
  Gross expenses ........................................         0.88%          0.88%          0.90%          0.89%          0.91%
  Net investment income .................................         0.97%          2.09%          1.37%          1.18%          1.93%
Portfolio turnover rate .................................           51%            35%            41%            37%            39%




                                                                            YEAR ENDED                 FOR THE PERIOD
                                                              --------------------------------------     1/23/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  17.28       $  15.23       $  13.95       $  13.29
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.10           0.31           0.18           0.16
  Net realized and unrealized gain (loss) ...............         2.02           3.22           2.00           1.71
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (1.92)          3.53           2.18           1.87
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.15)         (0.49)         (0.09)         (0.28)
  Net realized gain .....................................        (1.80)         (0.99)         (0.81)         (0.93)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (1.95)         (1.48)         (0.90)         (1.21)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  13.41       $  17.28       $  15.23       $  13.95
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (11.0)%         23.7%          15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $147,226       $138,131       $ 47,303       $ 10,794
Ratios to average net assets:
  Net expenses (b) ......................................         1.15%          1.16%          1.24%          1.25%
  Gross expenses (b) ....................................         1.15%          1.16%          1.24%          1.61%
  Net investment income (b) .............................         0.66%          1.87%          1.02%          0.37%
Portfolio turnover rate .................................           51%            35%            41%            37%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  14.12       $  11.40       $  11.69       $  11.93       $  10.52
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.16           0.14           0.05           0.07           0.08
  Net realized and unrealized gain (loss) ...............        (0.81)          2.81           0.83          (0.03)          1.55
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (0.65)          2.95           0.88           0.04           1.63
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.11)         (0.12)         (0.05)         (0.07)         (0.08)
  Net realized gain .....................................        (0.79)         (0.11)         (1.12)         (0.21)         (0.14)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.90)         (0.23)         (1.17)         (0.28)         (0.22)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  12.57       $  14.12       $  11.40       $  11.69       $  11.93
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (4.4)%         26.1%           7.6%           0.3%          15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $341,808       $217,684       $177,779       $141,695       $126,973
Ratios to average net assets:
  Net expenses ..........................................         0.98%          1.01%          1.04%          1.09%          1.12%
  Gross expenses ........................................         0.98%          1.01%          1.04%          1.09%          1.12%
  Net investment income .................................         1.13%          1.17%          0.81%          0.73%          1.67%
Portfolio turnover rate .................................           43%            50%            56%            63%           101%



                                                                           YEAR ENDED                  FOR THE PERIOD
                                                              --------------------------------------     2/13/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  14.06       $  11.38       $  11.69       $  12.32
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.10           0.09           0.01           0.02
  Net realized and unrealized gain (loss) ...............        (0.80)          2.80           0.83          (0.42)
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (0.70)          2.89           0.84          (0.40)
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.04)         (0.10)         (0.03)         (0.02)
  Net realized gain .....................................        (0.79)         (0.11)         (1.12)         (0.21)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.83)         (0.21)         (1.15)         (0.23)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  12.53       $  14.06       $  11.38       $  11.69
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         (4.9)%         25.6%           7.2%          (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  1,649       $  2,441       $  2,646       $  1,873
Ratios to average net assets:
  Net expenses (b) ......................................         1.43%          1.43%          1.43%          1.43%
  Gross expenses (b) ....................................         2.27%          2.12%          1.93%          3.39%
  Net investment income (b) .............................         0.68%          0.77%          0.43%          0.34%
Portfolio turnover rate .................................           43%            50%            56%            63%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD EMERGING MARKETS PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.70       $   6.94       $   9.20       $  11.21       $   9.24
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.06           0.09           0.10           0.10           0.07
  Net realized and unrealized gain (loss) ...............        (3.22)          3.77          (2.26)         (1.18)          2.11
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (3.16)          3.86          (2.16)         (1.08)          2.18
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.02)         (0.10)         (0.10)         (0.09)         (0.08)
  Net realized gain .....................................           --             --             --          (0.84)         (0.13)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.02)         (0.10)         (0.10)         (0.93)         (0.21)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.52       $  10.70       $   6.94       $   9.20       $  11.21
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (29.5)%         55.8%         (23.5)%         (9.8)%         23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $317,691       $465,278       $298,033       $236,340       $145,328
Ratios to average net assets:
  Net expenses ..........................................         1.26%          1.24%          1.28%          1.32%          1.38%
  Gross expenses ........................................         1.27%          1.25%          1.29%          1.33%          1.48%
  Net investment income .................................         0.62%          1.05%          1.84%          1.26%          1.40%
Portfolio turnover rate .................................           72%            46%            36%            40%            51%



                                                                           YEAR ENDED                   FOR THE PERIOD
                                                              --------------------------------------      1/8/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.74       $   6.97       $   9.20       $  11.45
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.03           0.06           0.11           0.07
  Net realized and unrealized gain (loss) ...............        (3.23)          3.79          (2.26)         (1.42)
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (3.20)          3.85          (2.15)         (1.35)
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................           --          (0.08)         (0.08)         (0.07)
  Net realized gain .....................................           --             --             --          (0.83)
                                                              --------       --------       --------       --------
  Total distributions ...................................           --          (0.08)         (0.08)         (0.90)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.54       $  10.74       $   6.97       $   9.20
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (29.8)%         55.3%         (23.3)%        (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  5,459       $ 10,491       $  8,191       $  7,769
Ratios to average net assets:
  Net expenses (b) ......................................         1.60%          1.60%          1.60%          1.60%
  Gross expenses (b) ....................................         1.80%          1.75%          1.76%          1.93%
  Net investment income (b) .............................         0.30%          0.73%          1.54%          1.01%
Portfolio turnover rate .................................           72%            46%            36%            40%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD BOND PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $   9.29       $   9.89       $  10.03       $   9.88       $  10.10
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.59           0.55           0.55           0.59           0.56
  Net realized and unrealized gain (loss) ...............         0.08          (0.60)          0.01           0.23          (0.14)
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................         0.67          (0.05)          0.56           0.82           0.42
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.59)         (0.55)         (0.55)         (0.60)         (0.57)
  Net realized gain .....................................           --             --          (0.15)         (0.07)         (0.07)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.59)         (0.55)         (0.70)         (0.67)         (0.64)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $   9.37       $   9.29       $   9.89       $  10.03       $   9.88
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................          7.5%          (0.5)%          5.8%           8.6%           4.4%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 54,847       $ 91,557       $100,397       $ 92,428       $ 69,906
Ratios to average net assets:
  Net expenses ..........................................         0.82%          0.76%          0.78%          0.80%          0.80%
  Gross expenses ........................................         0.82%          0.76%          0.79%          0.81%          0.88%
  Net investment income .................................         6.38%          5.74%          5.45%          5.81%          5.77%
Portfolio turnover rate .................................          355%           549%           335%           447%           460%



                                                                            YEAR ENDED                  FOR THE PERIOD
                                                              --------------------------------------      3/5/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $   9.29       $   9.88       $  10.02       $   9.86
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.57           0.51           0.52           0.46
  Net realized and unrealized gain (loss) ...............         0.08          (0.58)          0.01           0.24
                                                              --------       --------       --------       --------
  Total from investment operations ......................         0.65          (0.07)          0.53           0.70
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.57)         (0.52)         (0.52)         (0.47)
  Net realized gain .....................................           --             --          (0.15)         (0.07)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.57)         (0.52)         (0.67)         (0.54)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $   9.37       $   9.29       $   9.88       $  10.02
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................          7.3%          (0.8)%          5.4%           7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 11,457       $ 11,605       $ 15,226       $  7,283
Ratios to average net assets:
  Net expenses (b) ......................................         1.10%          1.10%          1.10%          1.10%
  Gross expenses (b) ....................................         1.27%          1.15%          1.21%          1.49%
  Net investment income (b) .............................         6.13%          5.37%          5.11%          5.46%
Portfolio turnover rate .................................          355%           549%           335%           447%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD HIGH YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                      FOR THE
                                                    YEAR ENDED         PERIOD
                                              --------------------  1/2/98* TO
INSTITUTIONAL SHARES                          12/31/00    12/31/99    12/31/98
                                              --------    --------    --------
Net asset value, beginning of period .......  $   8.77    $   9.42    $  10.00
                                              --------    --------    --------
Income (loss) from investment operations:
  Net investment income (loss) (c) .........      0.96        0.92        0.88
  Net realized and unrealized gain (loss) ..     (2.20)      (0.65)      (0.57)
                                              --------    --------    --------
  Total from investment operations .........     (1.24)       0.27        0.31
                                              --------    --------    --------
Less distributions from and in excess of:
  Net investment income ....................     (0.96)      (0.92)      (0.89)
  Net realized gain ........................        --          --          --
                                              --------    --------    --------
  Total distributions ......................     (0.96)      (0.92)      (0.89)
                                              --------    --------    --------
Net asset value, end of period .............  $   6.57    $   8.77    $   9.42
                                              ========    ========    ========
TOTAL RETURN (a) ...........................     (15.2)%       2.9%        2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $ 65,752    $ 83,664    $ 41,935
Ratios to average net assets:
  Net expenses (b) .........................      0.75%       0.94%       1.05%
  Gross expenses (b) .......................      1.00%       1.06%       1.55%
  Net investment income (b) ................     12.24%      10.08%       8.87%
Portfolio turnover rate ....................       148%        190%        418%


                                                                      FOR THE
                                                    YEAR ENDED         PERIOD
                                              --------------------  2/24/98* TO
OPEN SHARES                                   12/31/00    12/31/99    12/31/98
                                              --------    --------    --------
Net asset value, beginning of period .......  $   8.78    $   9.42    $  10.37
                                              --------    --------    --------
Income (loss) from investment operations:
  Net investment income (loss) (c) .........      0.94        0.90        0.72
  Net realized and unrealized gain (loss) ..     (2.21)      (0.65)      (0.94)
                                              --------    --------    --------
  Total from investment operations .........     (1.27)       0.25       (0.22)
                                              --------    --------    --------
Less distributions from and in excess of:
  Net investment income ....................     (0.94)      (0.89)      (0.73)
  Net realized gain ........................        --          --          --
                                              --------    --------    --------
  Total distributions ......................     (0.94)      (0.89)      (0.73)
                                              --------    --------    --------
Net asset value, end of period .............  $   6.57    $   8.78    $   9.42
                                              ========    ========    ========
TOTAL RETURN (a) ...........................     (15.5)%       2.7%       (2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $ 13,552    $  1,305    $    949
Ratios to average net assets:
  Net expenses (b) .........................      1.05%       1.22%       1.35%
  Gross expenses (b) .......................      1.38%       2.92%       9.77%
  Net investment income (b) ................     12.10%       9.89%       8.59%
Portfolio turnover rate ....................       148%        190%        418%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.19       $  10.71       $   9.63       $  10.78       $  10.85
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.36           0.36           0.32           0.40           0.54
  Net realized and unrealized gain (loss) ...............        (0.83)         (0.68)          0.98          (1.05)          0.03
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (0.47)         (0.32)          1.30          (0.65)          0.57
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................           --             --          (0.22)         (0.13)         (0.59)
  Net realized gain .....................................           --          (0.08)            --          (0.12)         (0.05)
  Capital ...............................................        (0.12)         (0.12)            --          (0.25)            --
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.12)         (0.20)         (0.22)         (0.50)         (0.64)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $   9.60       $  10.19       $  10.71       $   9.63       $  10.78
                                                              ========       ========       ========       ========       ========
Total Return (a) ........................................         (4.7)%         (2.9)%         13.2%          (5.6)%          5.5%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 63,409       $ 73,871       $115,500       $110,185       $ 88,430
Ratios to average net assets:
  Net expenses ..........................................         1.09%          1.09%          1.09%          1.06%          1.05%
  Gross expenses ........................................         1.19%          1.13%          1.10%          1.10%          1.21%
  Net investment income .................................         3.79%          3.55%          4.27%          5.13%          5.54%
Portfolio turnover rate .................................          103%           139%           187%           166%           242%



                                                                            YEAR ENDED                  FOR THE PERIOD
                                                              --------------------------------------      1/8/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.14       $  10.69       $   9.63       $  10.64
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.33           0.34           0.31           0.43
  Net realized and unrealized gain (loss) ...............        (0.82)         (0.69)          0.96          (0.98)
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (0.49)         (0.35)          1.27          (0.55)
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................           --             --          (0.21)         (0.08)
  Net realized gain .....................................           --          (0.08)            --          (0.12)
  Capital ...............................................        (0.12)         (0.12)            --          (0.26)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.12)         (0.20)         (0.21)         (0.46)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $   9.53       $  10.14       $  10.69       $   9.63
                                                              ========       ========       ========       ========
Total Return (a) ........................................         (4.9)%         (3.2)%         12.9%          (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 23,310       $  3,783       $  4,751       $  2,772
Ratios to average net assets:
  Net expenses (b) ......................................         1.35%          1.35%          1.35%          1.35%
  Gross expenses (b) ....................................         1.55%          1.91%          1.92%          2.71%
  Net investment income (b) .............................         3.54%          3.30%          4.01%          4.68%
Portfolio turnover rate .................................          103%           139%           187%           166%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD STRATEGIC YIELD PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              ---------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $   8.83       $   9.01       $   9.66       $  10.01       $   9.52
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.59           0.61           0.76           0.81           0.76
  Net realized and unrealized gain (loss) ...............        (0.49)         (0.18)         (0.69)         (0.28)          0.50
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................         0.10           0.43           0.07           0.53           1.26
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.97)         (0.61)         (0.44)         (0.82)         (0.77)
  Net realized gain .....................................           --             --             --          (0.06)            --
  Capital ...............................................           --             --          (0.28)            --             --
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.97)         (0.61)         (0.72)         (0.88)         (0.77)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.96       $   8.83       $   9.01       $   9.66       $  10.01
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................          1.1%           4.9%           0.8%           5.3%          13.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $240,162       $306,116       $397,599       $399,452       $199,083
Ratios to average net assets:
  Net expenses ..........................................         0.93%          0.91%          0.90%          0.94%          1.08%
  Gross expenses ........................................         0.93%          0.91%          0.90%          0.95%          1.08%
  Net investment income .................................         6.82%          6.82%          6.94%          7.42%          7.88%
Portfolio turnover rate .................................          207%           257%           276%           161%           189%



                                                                            YEAR ENDED                 FOR THE PERIOD
                                                              --------------------------------------     1/23/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $   8.83       $   9.02       $   9.66       $  10.08
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.55           0.58           0.73           0.72
  Net realized and unrealized gain (loss) ...............        (0.49)         (0.19)         (0.69)         (0.35)
                                                              --------       --------       --------       --------
  Total from investment operations ......................         0.06           0.39           0.04           0.37
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.93)         (0.58)         (0.40)         (0.73)
  Net realized gain .....................................           --             --             --          (0.06)
  Capital ...............................................           --             --          (0.28)            --
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.93)         (0.58)         (0.68)         (0.79)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.96       $   8.83       $   9.02       $   9.66
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................          0.7%           4.4%           0.4%           3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  9,633       $ 16,035       $ 22,460       $ 15,300
Ratios to average net assets:
  Net expenses (b) ......................................         1.34%          1.27%          1.28%          1.39%
  Gross expenses (b) ....................................         1.34%          1.27%          1.28%          1.44%
  Net investment income (b) .............................         6.40%          6.49%          6.60%          6.92%
Portfolio turnover rate .................................          207%           257%           276%           161%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
================================================================================
LAZARD MORTGAGE PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:


                                                                FOR THE PERIOD
                                                                 12/29/00* TO
INSTITUTIONAL SHARES                                               12/31/00
                                                                   --------
Net asset value, beginning of period .........................     $  10.00
                                                                   --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ...........................           --(e)
  Net realized and unrealized gain (loss) ....................           --
                                                                   --------
  Total from investment operations ...........................           --
                                                                   --------
Less distributions from and in excess of:
  Net investment income ......................................           --(e)
  Net realized gain ..........................................           --
                                                                   --------
  Total distributions ........................................           --
                                                                   --------
Net asset value, end of period ...............................     $  10.00
                                                                   ========
TOTAL RETURN (a) .............................................         0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....................     $    100
Ratios to average net assets:
  Net expenses (c) ...........................................         0.65%
  Gross expenses (c) .........................................       570.50%(f)
  Net investment income (b) ..................................         4.38%
Portfolio turnover rate ......................................            0%


NOTES TO FINANCIAL HIGHLIGHTS:

*Commencement of operations.

(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Periods of less than one year are not annualized.


(b)  Annualized for periods of less than one year.

(c) For period ended 12/31/00 and year ended 12/31/99, net investment income has been computed using the average shares method.

(d) The amount shown for a share outstanding did not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Portfolio Shares in relation to fluctuating market values of the investments of the Portfolio.

(e)  Amount is less than $0.01 per share

(f) Gross expense ratio is the result of the Portfolio being in existence for three days during the period ended 12/31/00.

For more information about the Portfolios, the following documents are available free upon request:



ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):


The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
   You can get a free copy of Reports and the SAI, or request other information and discuss your questions about the Portfolios by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                            http://www.lazardnet.com
--------------------------------------------------------------------------------

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call 1-202-942-8090. You can get text-only copies:


o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mail request to publicinfo@sec.gov.


o  Free from the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-6312



================================================================================
INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York  10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

LAZARD Funds

       30 Rockefeller Plaza
       New York, NY 10012
       Telephone 800.823.6300
       http://www.lazardnet.com


                    NO SALES CHARGES

                    No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospec-tus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                                  LAZARD FUNDS

                                  LAZARD SMALL CAP PORTFOLIO
                                  LAZARD INTERNATIONAL EQUITY PORTFOLIO
                                  LAZARD EMERING MARKETS PORTFOLIO

                                              PROSPECTUS
                                              May 1, 2001


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
================================================================================
                                PAGE
                                ------------------------------------------------
                                 1   OVERVIEW
                                ------------------------------------------------
                                ------------------------------------------------
CAREFULLY REVIEW THIS            2   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
IMPORTANT SECTION FOR           ------------------------------------------------
INFORMATION ON THE               2   Lazard Small Cap Portfolio
PORTFOLIOS' INVESTMENTS,
STRATEGIES, RISKS, PAST          5   Lazard International Equity Portfolo
PERFORMANCE AND FEES.
                                 8   Lazard Emerging Markets Portfolio
                                ------------------------------------------------
REVIEW THIS SECTION FOR         11   FUND MANAGEMENT
DETAILS ON THE PEOPLE AND       ------------------------------------------------
ORGANIZATIONS WHO OVERSEE       11   Investment Manager
THE PORTFOLIOS.
                                11   Principal Portfolio Managers

                                11   Administrator

                                11   Distributor

                                11  Custodian
                                ------------------------------------------------
REVIEW THIS SECTION FOR         12  SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE       ------------------------------------------------
VALUED, HOW TO PURCHASE, SELL   12  General
AND EXCHANGE SHARES, RELATED
CHARGES AND PAYMENTS OF         12  How to Buy Shares
DIVIDENDS AND DISTRIBUTIONS.
                                13  Distribution and Service (12b-1) Fees

                                13  How to Sell Shares

                                14  Investor Services

                                15  General Policies

                                15   Account Policies, Dividends and Taxes
                                ------------------------------------------------
REVIEW THIS SECTION FOR         16   FINANCIAL HIGHLIGHTS
RECENT FINANCIAL INFORMATION.   ------------------------------------------------

                                ------------------------------------------------
WHERE TO LEARN MORE ABOUT            BACK COVER
THE PORTFOLIOS.                 ------------------------------------------------



      --------------------------------------------------------------------
         LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC ("LAZARD"), SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
      --------------------------------------------------------------------

                                    OVERVIEW
================================================================================

THE PORTFOLIOS                      The Lazard Funds, Inc. (the "Fund") consists
                                    of thirteen separate Portfolios, three of which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies and risk/return profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

                                    You should be aware that the Portfolios:

                                    o  Are not bank deposits

                                    o  Are not guaranteed, endorsed or insured
                                       by any bank, financial institution or
                                       government entity, such as the Federal
                                       Deposit Insurance Corporation

                                    o  Are not guaranteed to achieve their
                                       stated goals

                                    Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.

                                    INFORMATION ON EACH PORTFOLIO'S RECENT
                                    STRATEGIES AND HOLDINGS CAN BE FOUND IN THE
                                    CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK
                                    COVER).

WHO MAY WANT TO INVEST?             Lazard Small Cap Portfolio
                                    Lazard International Equity Portfolio
                                    Lazard Emerging Markets Portfolio

                                    These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. The Portfolios' investment manager, Lazard Asset Management (the "Investment Manager"), seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

                                    The securities in which the Portfolios
                                    invest generally have one or more of the following characteristics:

                                    o  are undervalued relative to their
                                       earnings, cash flow or asset values

                                    o  have an attractive price/value
                                       relationship and, in the Investment
                                       Manager's opinion, a catalyst that has
                                       the potential to enhance value, such as a change in management or a new product offering

                                    o  are out of favor due to circumstances
                                       which are unlikely to harm the company's franchise or earnings power

                                    o  have low projected price-to-earnings or
                                       price-to-cash flow multiples

                                    The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

                                    Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

                                    Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

                                    Consider investing in these Portfolios if you are:


                                    o  seeking a long-term goal such as
                                       retirement

                                    o  looking to add an equity component to
                                       your portfolio

                                    o  willing to accept higher risks of
                                       investing in the stock market in exchange for potentially higher long-term returns

                                    These Portfolios may not be appropriate if you are:

                                    o  pursuing a short-term goal or investing
                                       emergency reserves

                                    o  uncomfortable with an investment that
                                       will go up and down in value

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD SMALL CAP PORTFOLIO

TICKER SYMBOL
LZSCX (Institutional)
LZCOX (Open)

INVESTMENT OBJECTIVE               The Portfolio seeks long-term capital
                                   appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers
                                    "small cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000(R) Index (up to $4.2 billion as of March 31, 2001). Because small cap companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions.


                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:

                                    o  have the potential to become a larger
                                       factor in the company's business sector

                                    o  have significant debt but have high
                                       levels of free cash flow


                                    o have a relatively short corporate history with the expectation that the business may grow


                                    The Portfolio may invest up to 20% of its total assets in equity securities of larger U.S. companies.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    The shares of smaller companies tend to
                                    trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier small cap stock funds.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES


  24.75    30.09    2.03    21.52    23.93    28.06    -12.62    1.77    15.89
--------------------------------------------------------------------------------
   1992     1993    1994     1995     1996     1997      1998    1999     2000


--------------------------------------------------------------------------------
   Best quarter:             6/30/99          20.40%
   Worst quarter:            9/30/98         (23.53)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)

                               INCEPTION     PAST        PAST         SINCE
                                 DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
SMALL CAP PORTFOLIO
INSTITUTIONAL SHARES           10/30/91     15.89%      10.34%       14.43%
--------------------------------------------------------------------------------
OPEN SHARES                     1/30/97     15.60%        N/A          6.58%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                          (3.02)%     10.31%       12.68%
                                                                 (Institutional)
                                                                      8.46%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .08%                    .12%
--------------------------------------------------------------------------------
Total Annual Portfolio
--------------------------------------------------------------------------------
Operating Expenses                        .83%                   1.12%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD SMALL CAP                       1          3           5          10
PORTFOLIO                            Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 85       $265        $460       $1,025
--------------------------------------------------------------------------------
OPEN SHARES                          $114       $356        $617       $1,363
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO

TICKER SYMBOL
LZIEX (Institutional)
LZIOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International
                                    (MSCI(R)) Europe, Australasia and Far East
                                    (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                                    In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

-6.62    31.05    0.24    13.14    15.64    11.84    16.04    24.07    -10.55
--------------------------------------------------------------------------------
 1992     1993    1994     1995     1996     1997     1998     1999      2000

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/98         (17.11)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)

                            INCEPTION        PAST        PAST         SINCE
                              DATE           YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL
EQUITY PORTFOLIO
INSTITUTIONAL SHARES        10/29/91       (10.55)%     10.74%        9.95%
--------------------------------------------------------------------------------
OPEN SHARES                  1/23/97       (10.95)%       N/A         9.99%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                            (14.16)%      7.14%        7.71%
                                                                 (Institutional)
                                                                      8.46%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                      INSTITUTIONAL                OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .13%                    .15%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .88%                   1.15%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD INTERNATIONAL                  1          3           5           10
EQUITY PORTFOLIO                     Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 90       $281        $488       $1,084
--------------------------------------------------------------------------------
OPEN SHARES                          $117       $365        $633       $1,398
--------------------------------------------------------------------------------

                   GOALS, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD EMERGING MARKETS PORTFOLIO

TICKER SYMBOL
LZEMX (Institutional)
LZOEX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.

PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                                    Emerging market countries include all
                                    countries represented by the Morgan Stanley
                                    Capital International (MSCI) Emerging
                                    Markets Free(R) Index, which currently
                                    includes: Argentina, Brazil, Chile, China,
                                    Colombia, Czech Republic, Greece, Hungary,
                                    India, Indonesia, Israel, Jordan, Korea,
                                    Malaysia, Mexico, Pakistan, Peru,
                                    Philippines, Poland, Russia, South Africa,
                                    Sri Lanka, Taiwan, Thailand, Turkey and
                                    Venezuela.

                                    Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          Foreign securities include special risks,
                                    such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI Emerging Markets Free Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

              -5.88    23.63    -9.84    -23.49    55.81    -29.53
              ----------------------------------------------------
               1995     1996     1997      1998     1999      2000

--------------------------------------------------------------------------------
   Best quarter:            12/31/99          32.78%
   Worst quarter:            9/30/98         (23.59)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)

                               INCEPTION     PAST        PAST         SINCE
                                 DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
EMERGING
MARKETS PORTFOLIO
INSTITUTIONAL SHARES            7/15/94    (29.53)%     (1.31)%      (2.15)%
--------------------------------------------------------------------------------
OPEN SHARES                     1/08/97    (29.80)%       N/A        (7.42)%
--------------------------------------------------------------------------------
MSCI EMERGING                              (30.61)%     (4.17)%      (4.00)%
MARKETS FREE INDEX                                               (Institutional)
                                                                     (6.87)%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           1.00%                  1.00%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .27%                    .55%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.27%                   1.80%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                     N/A                  (.20)%
--------------------------------------------------------------------------------
Net Expenses*                            1.26%                   1.60%
--------------------------------------------------------------------------------


   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% of the average daily net assets of the Portfolio's Open Shares. In addition, the Portfolio's Institutional Shares received credits for excess cash in its demand deposit accounts to offset custody expenses, reducing total expenses of the Institutional Shares to 1.26%.



EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year periods reflected in the table

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

LAZARD EMERGING                       1          3           5           10
MARKETS PORTFOLIO                    Year+     Years+      Years+      Years+

INSTITUTIONAL SHARES                 $128       $400        $692       $1,523
--------------------------------------------------------------------------------
OPEN SHARES                          $163       $547        $956       $2,100
--------------------------------------------------------------------------------

   + Year 1 fees and expenses for Open Shares are based on the net amount pursuant to the contractual agreement.

                                 FUND MANAGEMENT
================================================================================

INVESTMENT MANAGER


Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $71.1 billion as of December 31, 2000. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Fund's Portfolios.


The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2000, the Investment Manager waived a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager a management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.

                                        Effective Annual Rate
                         Investment         of Investment
                         Management          Management
Name of Portfolio        Fee Payable          Fee Paid
-------------------------------------------------------------
Small Cap Portfolio         .75%                 .75%
International
  Equity Portfolio          .75%                 .75%
Emerging Markets
  Portfolio                1.00%                1.00%

PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

SMALL CAP PORTFOLIO--Herbert W. Gullquist (since inception) and Leonard M. Wilson and Patrick M. Mullin (each since January 2001)


INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS


HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of Lazard since May 1997 and Chief Investment Officer and a Managing Director of the Investment Manager since November 1982. He joined the Investment Manager in November 1982.


JOHN R. REINSBERG. Mr. Reinsberg has been a Managing Director of the Investment Manager since joining the Investment Manager in January 1992.

PATRICK M. MULLIN. Mr. Mullin is a Senior Vice President of the Investment Manager, which he joined in February 1998. Prior to joining the Investment Manager, he was with Target Capital Management from February 1997 to December 1997, and prior to that he was with Dillon, Read & Co. Inc.

LEONARD M. WILSON. Mr. Wilson is a Director of the Investment Manager, which he joined in 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.

DISTRIBUTOR

Lazard Freres & Co. LLC acts as distributor for the Portfolios.

CUSTODIAN

State Street acts as custodian of the Portfolios' investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

                             SHAREHOLDER INFORMATION
================================================================================
SHAREHOLDER INFORMATION
================================================================================

                                     GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The NAV is generally determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Debt securities typically are valued using available market quotations or at fair value which may be determined by one or more pricing services. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value.

Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV, potentially affecting the Portfolio's NAV on days when shareholders are unable to buy or sell the Portfolio's shares.

MINIMUM INVESTMENT


All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:

   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                    $   10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-Open Shares              $   10,000
--------------------------------------------------------------------------------


                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

INITIAL PURCHASE

     BY MAIL

1.   Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

     The Lazard Funds, Inc.
     P.O. Box 9363
     Boston, Massachusetts
     02205-9363
     Attention: (Name of Portfolio and Class of Shares)


     BY WIRE

1.   Call (800) 986-3455 toll-free from any state and provide the following:

        o the Portfolio(s) and Class of shares to be invested in

        o name(s) in which shares are to be registered

        o address

        o social security or tax identification number

        o dividend payment election

        o amount to be wired

        o name of the wiring bank, and

        o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company:

     ABA #: 011000028
     State Street Bank and Trust Company
     Boston, Massachusetts
     Custody and Shareholder Services Division
     DDA 9905-2375
     Attention: (Name of Portfolio and Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

================================================================================

ADDITIONAL PURCHASES

     BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail."

     BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in Item 2 under "Initial Purchase--By Wire."

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio (other than the Mortgage Portfolio) at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at (800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

DISTRIBUTION AND SERVICE (12b-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay Lazard a fee, at the annual rate of .25% of the value of the average daily net assets of a Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Alternatively, redemption requests may be satisfied through a transfer of in-kind portfolio securities.

Each Portfolio will impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. In addition, securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard or another authorized entity of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. (See below.)

REDEMPTION FEE

The redemption fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be paid to the relevant Portfolio to offset the costs that short-term shareholder trading imposes on the Portfolio and its remaining shareholders. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. Notwithstanding the foregoing, the redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, and such shares will be redeemed first. The Fund may waive, modify or terminate the redemption fee at any time.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to

================================================================================

have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file, must be signature guaranteed.

4.   Mail the letter to the Transfer Agent at the following address:

       The Lazard Funds, Inc.
       P.O. Box 9363
       Boston, Massachusetts 02205-9363
       Attention:  (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.

                               INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any redemption fee. Effective July 1, 2001, the Fund will deduct a redemption fee equal to 1.00% of the NAV of Portfolio shares exchanged where the exchange is made less than 30 days after the issuance of such shares. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.


The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market-timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives

================================================================================

further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Portfolio directly or through financial intermediaries.

TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.

                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

     o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

     o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

     o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

     o Change or waive the required minimum investment amount

     o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

     o Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

     o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined at the Fund's discretion)

     o Close an account due to excessive trading after prior notification

                      ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually, but may be declared and paid more frequently, for each of the Equity Portfolios. Income dividends are normally declared each business day and paid monthly for each of the Fixed-Income Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class will generate a different dividend because each has different expenses. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

                       SHAREHOLDER INFORMATION (CONCLUDED)
================================================================================


Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

     o fail to provide a social security number or taxpayer identification number

     o fail to certify that their social security number or taxpayer identification number is correct

     o fail to certify that they are exempt from withholding



                              FINANCIAL HIGHLIGHTS
================================================================================


The following financial highlights tables are intended to help you understand each Portfolio's financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Anchin, Block & Anchin, LLP, independent accountants, whose report, along with each Portfolio's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge.

================================================================================
LAZARD SMALL CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  16.57       $  17.39       $  20.02       $  18.44       $  15.95
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.09           0.10           0.08           0.07           0.11
  Net realized and unrealized gain (loss) ...............         2.45           0.17(d)       (2.60)          4.92           3.68
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................         2.54           0.27          (2.52)          4.99           3.79
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.23)         (0.11)         (0.01)         (0.06)         (0.11)
  Net realized gain .....................................        (0.81)         (0.98)         (0.10)         (3.35)         (1.19)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (1.04)         (1.09)         (0.11)         (3.41)         (1.30)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  18.07       $  16.57       $  17.39       $  20.02       $  18.44
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................         15.9%           1.8%         (12.6)%         28.1%          23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $730,179       $906,945       $1,411,503     $1,445,075     $981,405
Ratios to average net assets:
  Net expenses ..........................................         0.83%          0.81%          0.81%          0.82%          0.84%
  Gross expenses ........................................         0.83%          0.81%          0.81%          0.82%          0.84%
  Net investment income .................................         0.52%          0.60%          0.50%          0.35%          0.60%
Portfolio turnover rate .................................           67%            50%            46%            56%            51%


                                                                            YEAR ENDED                 FOR THE PERIOD
                                                              --------------------------------------     1/30/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  16.51       $  17.35       $  20.02       $  18.75
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.04           0.06           0.03           0.01
  Net realized and unrealized gain (loss) ...............         2.45           0.16(d)       (2.60)          4.61
                                                              --------       --------       --------       --------
  Total from investment operations ......................         2.49           0.22          (2.57)          4.62
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.15)         (0.08)            --             --
  Net realized gain .....................................        (0.81)         (0.98)         (0.10)         (3.35)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (0.96)         (1.06)         (0.10)         (3.35)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  18.04       $  16.51       $  17.35       $  20.02
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................         15.6%           1.5%         (12.9)%         25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $ 67,717       $ 86,413       $ 93,547       $ 46,097
Ratios to average net assets:
  Net expenses (b) ......................................         1.12%          1.09%          1.09%          1.14%
  Gross expenses (b) ....................................         1.12%          1.09%          1.09%          1.23%
  Net investment income (b) .............................         0.24%          0.33%          0.21%          0.12%
Portfolio turnover rate .................................           67%            50%            46%            56%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

================================================================================
LAZARD INTERNATIONAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                     YEAR ENDED
                                                  --------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                  12/31/00         12/31/99         12/31/98         12/31/97         12/31/96
                                                      --------         --------         --------         --------         --------
Net asset value, beginning of period ..........   $      17.29     $      15.23     $      13.97     $      13.62     $      12.50
                                                  ------------     ------------     ------------     ------------     ------------
Income (loss) from investment operations:
  Net investment income (loss) (c) ............           0.15             0.34             0.18             0.22             0.17
  Net realized and unrealized gain (loss) .....          (2.01)            3.25             2.03             1.40             1.76
                                                  ------------     ------------     ------------     ------------     ------------
  Total from investment operations ............          (1.86)            3.59             2.21             1.62             1.93
                                                  ------------     ------------     ------------     ------------     ------------
Less distributions from and in excess of:
  Net investment income .......................          (0.17)           (0.54)           (0.14)           (0.34)           (0.19)
  Net realized gain ...........................          (1.80)           (0.99)           (0.81)           (0.93)           (0.62)
                                                  ------------     ------------     ------------     ------------     ------------
  Total distributions .........................          (1.97)           (1.53)           (0.95)           (1.27)           (0.81)
                                                  ------------     ------------     ------------     ------------     ------------
Net asset value, end of period ................   $      13.46     $      17.29     $      15.23     $      13.97     $      13.62
                                                  ============     ============     ============     ============     ============
TOTAL RETURN (a) ..............................          (10.6)%           24.1%            16.0%            11.8%            15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......   $  3,001,933     $  3,584,093     $  2,879,289     $  2,099,724     $  1,816,173
Ratios to average net assets:
  Net expenses ................................           0.88%            0.88%            0.90%            0.89%            0.91%
  Gross expenses ..............................           0.88%            0.88%            0.90%            0.89%            0.91%
  Net investment income .......................           0.97%            2.09%            1.37%            1.18%            1.93%
Portfolio turnover rate .......................             51%              35%              41%              37%              39%

                                                                  YEAR ENDED                 FOR THE PERIOD
                                                    --------------------------------------     1/23/97* TO
OPEN SHARES                                         12/31/00       12/31/99       12/31/98       12/31/97
                                                    --------       --------       --------       --------
Net asset value, beginning of period ..........     $  17.28       $  15.23       $  13.95       $  13.29
                                                    --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ............         0.10           0.31           0.18           0.16
  Net realized and unrealized gain (loss) .....         2.02           3.22           2.00           1.71
                                                    --------       --------       --------       --------
  Total from investment operations ............        (1.92)          3.53           2.18           1.87
                                                    --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .......................        (0.15)         (0.49)         (0.09)         (0.28)
  Net realized gain ...........................        (1.80)         (0.99)         (0.81)         (0.93)
                                                    --------       --------       --------       --------
  Total distributions .........................        (1.95)         (1.48)         (0.90)         (1.21)
                                                    --------       --------       --------       --------
Net asset value, end of period ................     $  13.41       $  17.28       $  15.23       $  13.95
                                                    ========       ========       ========       ========
TOTAL RETURN (a) ..............................        (11.0)%         23.7%          15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......     $147,226       $138,131       $ 47,303       $ 10,794
Ratios to average net assets:
  Net expenses (b) ............................         1.15%          1.16%          1.24%          1.25%
  Gross expenses (b) ..........................         1.15%          1.16%          1.24%          1.61%
  Net investment income (b) ...................         0.66%          1.87%          1.02%          0.37%
Portfolio turnover rate .......................           51%            35%            41%            37%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
================================================================================
LAZARD EMERGING MARKETS PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.70       $   6.94       $   9.20       $  11.21       $   9.24
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.06           0.09           0.10           0.10           0.07
  Net realized and unrealized gain (loss) ...............        (3.22)          3.77          (2.26)         (1.18)          2.11
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (3.16)          3.86          (2.16)         (1.08)          2.18
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.02)         (0.10)         (0.10)         (0.09)         (0.08)
  Net realized gain .....................................           --             --             --          (0.84)         (0.13)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (0.02)         (0.10)         (0.10)         (0.93)         (0.21)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.52       $  10.70       $   6.94       $   9.20       $  11.21
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (29.5)%         55.8%         (23.5)%         (9.8)%         23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $317,691       $465,278       $298,033       $236,340       $145,328
Ratios to average net assets:
  Net expenses ..........................................         1.26%          1.24%          1.28%          1.32%          1.38%
  Gross expenses ........................................         1.27%          1.25%          1.29%          1.33%          1.48%
  Net investment income .................................         0.62%          1.05%          1.84%          1.26%          1.40%
Portfolio turnover rate .................................           72%            46%            36%            40%            51%

                                                                            YEAR ENDED                  FOR THE PERIOD
                                                              --------------------------------------      1/8/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  10.74       $   6.97       $   9.20       $  11.45
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.03           0.06           0.11           0.07
  Net realized and unrealized gain (loss) ...............        (3.23)          3.79          (2.26)         (1.42)
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (3.20)          3.85          (2.15)         (1.35)
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................           --          (0.08)         (0.08)         (0.07)
  Net realized gain .....................................           --             --             --          (0.83)
                                                              --------       --------       --------       --------
  Total distributions ...................................           --          (0.08)         (0.08)         (0.90)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $   7.54       $  10.74       $   6.97       $   9.20
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (29.8)%         55.3%         (23.3)%        (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $  5,459       $ 10,491       $  8,191       $  7,769
Ratios to average net assets:
  Net expenses (b) ......................................         1.60%          1.60%          1.60%          1.60%
  Gross expenses (b) ....................................         1.80%          1.75%          1.76%          1.93%
  Net investment income (b) .............................         0.30%          0.73%          1.54%          1.01%
Portfolio turnover rate .................................           72%            46%            36%            40%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

For more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
   You can get a free copy of Reports and the SAI, or request other information and discuss your questions about the Portfolios by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                            http://www.lazardnet.com
--------------------------------------------------------------------------------

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call 1-202-942-8090. You can get text-only copies:

o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mail request to publicinfo@sec.gov.

o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6312

================================================================================

INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York  10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD FUNDS

       30 Rockefeller Plaza
       New York, NY 10012
       Telephone 800.823.6300
       http://www.lazardnet.com


                    NO SALES CHARGES

                    No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospec-tus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                                  LAZARD FUNDS

                                  LAZARD INTERNATIONAL EQUITY PORTFOLIO

                                              PROSPECTUS
                                              MAY 1, 2001


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
================================================================================
                                PAGE
                                ------------------------------------------------
                                 1   OVERVIEW
                                ------------------------------------------------
                                ------------------------------------------------
CAREFULLY REVIEW THIS            2   GOAL, STRATEGIES, RISK/RETURN AND EXPENSES
IMPORTANT SECTION FOR           ------------------------------------------------
INFORMATION ON THE
PORTFOLIO'S INVESTMENTS,
STRATEGIES, RISKS, PAST
PERFORMANCE AND FEES.
                                ------------------------------------------------
REVIEW THIS SECTION FOR          5   FUND MANAGEMENT
DETAILS ON THE PEOPLE AND       ------------------------------------------------
ORGANIZATIONS WHO OVERSEE        5   Investment Manager
THE PORTFOLIO.
                                 5   Principal Portfolio Managers

                                 5   Administrator

                                 5   Distributor

                                 5   Custodian
                                ------------------------------------------------
REVIEW THIS SECTION FOR          5   SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE       ------------------------------------------------
VALUED, HOW TO PURCHASE, SELL    5   General
AND EXCHANGE SHARES, RELATED
CHARGES AND PAYMENTS OF          6   How to Buy Shares
DIVIDENDS AND DISTRIBUTIONS.
                                 6   Distribution and Service (12b-1) Fees

                                 7   How to Sell Shares

                                 7   Investor Services

                                 8   General Policies

                                 8   Account Policies, Dividends and Taxes
                                ------------------------------------------------
REVIEW THIS SECTION FOR          9   FINANCIAL HIGHLIGHTS
RECENT FINANCIAL INFORMATION.   ------------------------------------------------

                                ------------------------------------------------
WHERE TO LEARN MORE ABOUT            BACK COVER
THE PORTFOLIO.                  ------------------------------------------------


      --------------------------------------------------------------------
         LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC ("LAZARD"), SERVES AS THE PORTFOLIO'S INVESTMENT MANAGER.
      --------------------------------------------------------------------

                       This Page Intentionally Left Blank

                                    OVERVIEW
================================================================================

THE PORTFOLIO                       The Lazard Funds, Inc. (the "Fund") consists
                                    of thirteen separate Portfolios only one of which, Lazard International Equity
                                    Portfolio, is being offered through this prospectus. Each Portfolio has its own investment objective, strategies and risk/return profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

                                    You should be aware that investments in the
                                    Portfolio:

                                    o  Are not bank deposits

                                    o  Are not guaranteed, endorsed or insured
                                       by any bank, financial institution or
                                       government entity, such as the Federal
                                       Deposit Insurance Corporation

                                    o  Are not guaranteed to achieve their
                                       stated goals

                                    The Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.

                                    INFORMATION ON THE PORTFOLIO'S RECENT
                                    STRATEGIES AND HOLDINGS CAN BE FOUND IN THE
                                    CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK
                                    COVER).

WHO MAY WANT TO INVEST?             The Portfolio invests primarily in equity
                                    securities, including common stocks,
                                    preferred stocks and convertible securities.
                                    The Portfolio's investment manager, Lazard
                                    Asset Management (the "Investment Manager"), seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

                                    The securities in which the Portfolio
                                    invests generally have one or more of the following characteristics:

                                    o  are undervalued relative to their
                                       earnings, cash flow or asset values

                                    o  have an attractive price/value
                                       relationship and, in the Investment
                                       Manager's opinion, a catalyst that has
                                       the potential to enhance value, such as a change in management or a new product offering

                                    o  are out of favor due to circumstances
                                       which are unlikely to harm the company's franchise or earnings power

                                    o  have low projected price-to-earnings or
                                       price-to-cash flow multiples

                                    The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

                                    Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

                                    Under adverse market conditions, the
                                    Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

                                    Consider investing in the Portfolio if you are:

                                    o  seeking a long-term goal such as
                                       retirement

                                    o  looking to add an equity component to
                                       your portfolio

                                    o  willing to accept higher risks of
                                       investing in the stock market in exchange for potentially higher long-term returns The Portfolio may not be appropriate if you are:

                                    o  pursuing a short-term goal or investing
                                       emergency reserves 3 uncomfortable with
                                       an investment that will go up and down in value

                   GOAL, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO

TICKER SYMBOL
LZIEX (Institutional)
LZIOX (Open)

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International
                                    (MSCI(R)) Europe, Australasia and Far East
                                    (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                                    In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

         [The table below represents a bar chart in the printed piece.]

 -6.62    31.05    0.24    13.14    15.64    11.84    16.04    24.07    -10.55
--------------------------------------------------------------------------------
  1992     1993    1994     1995     1996     1997     1998     1999      2000

--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/98         (17.11)%
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2000)

                               INCEPTION     PAST        PAST         SINCE
                                 DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL
EQUITY PORTFOLIO
INSTITUTIONAL SHARES           10/29/91    (10.55)%     10.74%        9.95%
--------------------------------------------------------------------------------
OPEN SHARES                     1/23/97    (10.95)%       N/A         9.99%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                            (14.16)%      7.14%        7.71%
                                                                 (Institutional)
                                                                      8.46%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.

                                      INSTITUTIONAL                OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .13%                    .15%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .88%                   1.15%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                  1          3           5           10
EQUITY PORTFOLIO                     Year       Years       Years       Years

INSTITUTIONAL SHARES                 $  90      $281        $488       $1,084
--------------------------------------------------------------------------------
OPEN SHARES                          $ 117      $365        $633       $1,398
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT
================================================================================


INVESTMENT MANAGER


Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $71.1 billion as of December 31, 2000. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Fund's Portfolios.


The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set of .75% of the Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly.

PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are as follows:


INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS


HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of Lazard since May 1997 and Chief Investment Officer and a Managing Director of the Investment Manager since November 1982. He joined the Investment Manager in November 1982.


JOHN R. REINSBERG. Mr. Reinsberg has been a Managing Director of the Investment Manager since joining the Investment Manager in January 1992.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Freres & Co. LLC acts as distributor for the Portfolio.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.


                            SHAREHOLDER INFORMATION
================================================================================
                                     GENERAL
--------------------------------------------------------------------------------


Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The NAV is generally determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Debt securities typically are valued using available market quotations or at fair value which may be determined by one or more pricing services. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value.

Foreign securities held by the Portfolio may trade on days when the Portfolio does not calculate its NAV, potentially affecting the Portfolio's NAV on days when shareholders are unable to buy or sell the Portfolio's shares.

MINIMUM INVESTMENT

All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:

   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                    $   10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-Open Shares              $   10,000
--------------------------------------------------------------------------------

================================================================================


                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

INITIAL PURCHASE

     BY MAIL

1.   Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

       The Lazard Funds, Inc.
       P.O. Box 9363
       Boston, Massachusetts
       02205-9363
       Attention: (Name of Portfolio and Class of Shares)


     BY WIRE

1.   Call (800) 986-3455 toll-free from any state and provide the following:

       o  the Portfolio(s) and Class of shares to be invested in

       o  name(s) in which shares are to be registered

       o  address

       o  social security or tax identification number

       o  dividend payment election

       o  amount to be wired

       o  name of the wiring bank, and

       o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company:

     ABA #: 011000028
     State Street Bank and Trust Company
     Boston, Massachusetts
     Custody and Shareholder Services Division
     DDA 9905-2375
     Attention: (Name of Portfolio and Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

ADDITIONAL PURCHASES

     BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail."


     BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in Item 2 under "Initial Purchase--By Wire."

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of the Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at
(800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

DISTRIBUTION AND SERVICE (12b-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay Lazard a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

================================================================================

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Alternatively, redemption requests may be satisfied through a transfer of in-kind portfolio securities.

The Portfolio will impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. In addition, securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard or another authorized entity of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. (See below.)

REDEMPTION FEE

The redemption fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be paid to the Portfolio to offset the costs that short-term shareholder trading imposes on the Portfolio and its remaining shareholders. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. Notwithstanding the foregoing, the redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, and such shares will be redeemed first. The Fund may waive, modify or terminate the redemption fee at any time.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file, must be signature guaranteed.

4.   Mail the letter to the Transfer Agent at the following address:

       The Lazard Funds, Inc.
       P.O. Box 9363
       Boston, Massachusetts 02205-9363
       Attention:  (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.

                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

================================================================================

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any redemption fee. Effective July 1, 2001, the Fund will deduct a redemption fee equal to 1.00% of the NAV of Portfolio shares exchanged where the exchange is made less than 30 days after the issuance of such shares. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.


The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market-timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Portfolio directly or through financial intermediaries.


TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.


                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

   o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

   o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

   o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

   o  Change or waive the required minimum investment amount

   o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

   o Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

   o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined at the Fund's discretion)

   o  Close an account due to excessive trading after prior notification


                      ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually, but may be declared and paid more frequently. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class will generate a different dividend

                       SHAREHOLDER INFORMATION (CONCLUDED)
================================================================================


because each has different expenses. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires the Portfolio to withhold taxes on distributions paid to shareholders who:

   o  fail to provide a social security number or taxpayer identification number

   o fail to certify that their social security number or taxpayer identification number is correct

   o  fail to certify that they are exempt from withholding



                              FINANCIAL HIGHLIGHTS
================================================================================


The following financial highlights table is intended to help you understand the Portfolio's financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Anchin, Block & Anchin, LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
================================================================================
LAZARD INTERNATIONAL EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
INSTITUTIONAL SHARES                                          12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
                                                              --------       --------       --------       --------       --------
Net asset value, beginning of period ....................     $  17.29       $  15.23       $  13.97       $  13.62       $  12.50
                                                              --------       --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.15           0.34           0.18           0.22           0.17
  Net realized and unrealized gain (loss) ...............        (2.01)          3.25           2.03           1.40           1.76
                                                              --------       --------       --------       --------       --------
  Total from investment operations ......................        (1.86)          3.59           2.21           1.62           1.93
                                                              --------       --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.17)         (0.54)         (0.14)         (0.34)         (0.19)
  Net realized gain .....................................        (1.80)         (0.99)         (0.81)         (0.93)         (0.62)
                                                              --------       --------       --------       --------       --------
  Total distributions ...................................        (1.97)         (1.53)         (0.95)         (1.27)         (0.81)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ..........................     $  13.46       $  17.29       $  15.23       $  13.97       $  13.62
                                                              ========       ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (10.6)%         24.1%          16.0%          11.8%          15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................   $3,001,933     $3,584,093     $2,879,289     $2,099,724     $1,816,173
Ratios to average net assets:
  Net expenses ..........................................         0.88%          0.88%          0.90%          0.89%          0.91%
  Gross expenses ........................................         0.88%          0.88%          0.90%          0.89%          0.91%
  Net investment income .................................         0.97%          2.09%          1.37%          1.18%          1.93%
Portfolio turnover rate .................................           51%            35%            41%            37%            39%

                                                                          YEAR ENDED                   FOR THE PERIOD
                                                              --------------------------------------     1/23/97* TO
OPEN SHARES                                                   12/31/00       12/31/99       12/31/98       12/31/97
                                                              --------       --------       --------       --------
Net asset value, beginning of period ....................     $  17.28       $  15.23       $  13.95       $  13.29
                                                              --------       --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......................         0.10           0.31           0.18           0.16
  Net realized and unrealized gain (loss) ...............         2.02           3.22           2.00           1.71
                                                              --------       --------       --------       --------
  Total from investment operations ......................        (1.92)          3.53           2.18           1.87
                                                              --------       --------       --------       --------
Less distributions from and in excess of:
  Net investment income .................................        (0.15)         (0.49)         (0.09)         (0.28)
  Net realized gain .....................................        (1.80)         (0.99)         (0.81)         (0.93)
                                                              --------       --------       --------       --------
  Total distributions ...................................        (1.95)         (1.48)         (0.90)         (1.21)
                                                              --------       --------       --------       --------
Net asset value, end of period ..........................     $  13.41       $  17.28       $  15.23       $  13.95
                                                              ========       ========       ========       ========
TOTAL RETURN (a) ........................................        (11.0)%         23.7%          15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $147,226       $138,131       $ 47,303       $ 10,794
Ratios to average net assets:
  Net expenses (b) ......................................         1.15%          1.16%          1.24%          1.25%
  Gross expenses (b) ....................................         1.15%          1.16%          1.24%          1.61%
  Net investment income (b) .............................         0.66%          1.87%          1.02%          0.37%
Portfolio turnover rate .................................           51%            35%            41%            37%


SEE NOTES TO FINANCIAL HIGHLIGHTS.

For more information about the Portfolio, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected the Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
   You can get a free copy of Reports and the SAI, or request other information and discuss your questions about the Portfolio by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                            http://www.lazardnet.com
--------------------------------------------------------------------------------

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call 1-202-942-8090. You can get text-only copies:

o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mail request to publicinfo@sec.gov.

o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6312


================================================================================

INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York  10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

LAZARD FUNDS

       30 Rockefeller Plaza
       New York, NY 10012
       Telephone 800.823.6300
       http://www.lazardnet.com


                    NO SALES CHARGES

                    No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospec-tus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                                  LAZARD Funds

                                  LAZARD INTERNATIONAL EQUITY
                                  SELECT PORTFOLIO

                                              PROSPECTUS
                                              MAY 1, 2001


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
================================================================================
                                PAGE
                                ------------------------------------------------
CAREFULLY REVIEW THIS            1  OVERVIEW
IMPORTANT SECTION FOR           ------------------------------------------------
INFORMATION ON THE
PORTFOLIO'S INVESTMENTS,         3  GOAL, STRATEGIES, RISK/RETURN AND EXPENSES
STRATEGIES, RISKS, PAST
PERFORMANCE AND FEES.

                                ------------------------------------------------
REVIEW THIS SECTION FOR          5  FUND MANAGEMENT
DETAILS ON THE PEOPLE AND       ------------------------------------------------
ORGANIZATIONS WHO OVERSEE
THE PORTFOLIO.                   5  Investment Manager

                                 5  Principal Portfolio Managers

                                 5  Administrator

                                 5  Distributor

                                 5  Custodian

                                ------------------------------------------------
REVIEW THIS SECTION FOR          5  SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE       ------------------------------------------------
VALUED, HOW TO PURCHASE, SELL
AND EXCHANGE SHARES, RELATED     5  General
CHARGES AND PAYMENTS OF
DIVIDENDS AND DISTRIBUTIONS.     6  How to Buy Shares

                                 6  Distribution and Service (12b-1) Fees

                                 7  How to Sell Shares

                                 7  Investor Services

                                 8  General Policies

                                 8  Account Policies, Dividends and Taxes

                                ------------------------------------------------
REVIEW THIS SECTION             10  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
FOR RELATED PERFORMANCE         ------------------------------------------------
INFORMATION.

                                ------------------------------------------------
WHERE TO LEARN MORE ABOUT           BACK COVER
THE PORTFOLIO.                  ------------------------------------------------


      --------------------------------------------------------------------
         LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC ("LAZARD"), SERVES AS THE PORTFOLIO'S INVESTMENT MANAGER.
      --------------------------------------------------------------------

                                    OVERVIEW
================================================================================

The Portfolio                       The Lazard Funds, Inc. (the "Fund") consists
                                    of thirteen separate Portfolios only one of which, Lazard International Equity Select
                                    Portfolio, is being offered through this prospectus. Each Portfolio has its own investment objective, strategies and risk/return profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

                                    You should be aware that investments in the
                                    Portfolio:

                                    o  Are not bank deposits

                                    o  Are not guaranteed, endorsed or insured
                                       by any bank, financial institution or
                                       government entity, such as the Federal
                                       Deposit Insurance Corporation

                                    o  Are not guaranteed to achieve their
                                       stated goals

                                    The Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.

Who May Want to Invest?             The Portfolio invests primarily in equity
                                    securities, including common stocks,
                                    preferred stocks and convertible securities.
                                    The Portfolio's investment manager, Lazard
                                    Asset Management (the "Investment Manager"), seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

                                    The securities in which the Portfolio
                                    invests generally have one or more of the following characteristics:

                                    o  are undervalued relative to their
                                       earnings, cash flow or asset values

                                    o  have an attractive price/value
                                       relationship and, in the Investment
                                       Manager's opinion, a catalyst that has
                                       the potential to enhance value, such as a change in management or a new product offering

                                    o  are out of favor due to circumstances
                                       which are unlikely to harm the company's franchise or earnings power

                                    o  have low projected price-to-earnings or
                                       price-to-cash flow multiples

                                    The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

                                    Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

                                    Under adverse market conditions, the
                                    Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

                                    Consider investing in the Portfolio if you are:



                                    o  seeking a long-term goal such as
                                       retirement

                                    o  looking to add an equity component to
                                       your portfolio

                                    o  willing to accept higher risks of
                                       investing in the stock market in exchange for potentially higher long-term returns

                                    The Portfolio may not be appropriate if you are:

                                    o  pursuing a short-term goal or investing
                                       emergency reserves

                                    o  uncomfortable with an investment that
                                       will go up and down in value

                   GOAL, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

INVESTMENT OBJECTIVE                The Portfolio seeks long-term capital
                                    appreciation.


PRINCIPAL INVESTMENT STRATEGIES     The Portfolio invests primarily in equity
                                    securities, principally American and Global
                                    Depositary Receipts (ADRs and GDRs,
                                    respectively) and common stocks, of
                                    relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International
                                    (MSCI(R)) Europe, Australasia and Far East
                                    (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                                    The Portfolio currently intends to hold
                                    securities of between 30 and 45 different issuers, which the Investment Manager intends to hold on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio's securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

                                    In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities.

                                    The Portfolio may engage, to a limited
                                    extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS          While stocks have historically been a
                                    leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value.
                                    Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

                                    While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives such as those used in certain foreign currency transactions can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

                                    The Portfolio may lend its portfolio
                                    securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the institution defaults.

                                           PERFORMANCE BAR CHART AND TABLE
                                    --------------------------------------------

                                    Because the Fund has not commenced
                                    investment operations, no performance
                                    returns are presented in this part of the prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and estimated expenses for the current fiscal year. Keep in mind that the Portfolio has no sales charge (load).
Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets, and are reflected in the share price.


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.               1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Management fees                           .85%                    .85%
--------------------------------------------------------------------------------
Distribution and
service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .35%                    .41%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                       1.20%                   1.51%
--------------------------------------------------------------------------------
Free Waiver and Expense
Reimbursement                           (.05)%                  (.06)%
--------------------------------------------------------------------------------
Net Expenses*                            1.15%                   1.45%
--------------------------------------------------------------------------------

   * Reflects a contractual obligation by the Investment Manager to waive its fees and/or reimburse the Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the table below to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD INTERNATIONAL                                1               3
   EQUITY SELECT PORTFOLIO                         Year+         Years+
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES                               $118           $378
--------------------------------------------------------------------------------
OPEN SHARES                                        $148           $471
--------------------------------------------------------------------------------

   + Year 1 fees and expenses are based on the net amount pursuant to the contractual arrangement.

                                 FUND MANAGEMENT
================================================================================

INVESTMENT MANAGER


Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $71.1 billion as of December 31, 2000. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Fund's Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate of .85% of the Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly.


PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are as follows:

INTERNATIONAL EQUITY SELECT PORTFOLIO--Herbert W. Gullquist, John R. Reinsberg and Ronald J. Saba (each since inception)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS


HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of Lazard since May 1997 and Chief Investment Officer and a Managing Director of the Investment Manager since November 1982. He joined the Investment Manager in November 1982.


JOHN R. REINSBERG. Mr. Reinsberg has been a Managing Director of the Investment Manager since joining the Investment Manager in January 1992.

RONALD J. SABA. Mr. Saba has been a Director of the Investment Manager since January 2001. Mr. Saba joined the Investment Manager in February 1996.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Freres & Co. LLC acts as distributor for the Portfolio.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.


                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                    GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The NAV is generally determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Debt securities typically are valued using available market quotations or at fair value which may be determined by one or more pricing services. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value.

Foreign securities held by the Portfolio may trade on days when the Portfolio does not calculate its NAV, potentially affecting the Portfolio's NAV on days when shareholders are unable to buy or sell the Portfolio's shares.

MINIMUM INVESTMENT

All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:

   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                    $   10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-Open Shares              $   10,000
--------------------------------------------------------------------------------

                             SHAREHOLDER INFORMATION
================================================================================

                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

INITIAL PURCHASE

     BY MAIL

1.   Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to: The Lazard Funds, Inc. P.O. Box 9363 Boston, Massachusetts 02205-9363 Attention: (Name of Portfolio and Class of Shares)


     BY WIRE

1.   Call (800) 986-3455 toll-free from any state and provide the following:

       o  the Portfolio(s) and Class of shares to be invested in

       o  name(s) in which shares are to be registered

       o  address

       o  social security or tax identification number

       o  dividend payment election

       o  amount to be wired

       o  name of the wiring bank, and

       o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company:

     ABA #: 011000028
     State Street Bank and Trust Company
     Boston, Massachusetts
     Custody and Shareholder Services Division
     DDA 9905-2375
     Attention: (Name of Portfolio and Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

ADDITIONAL PURCHASES

     BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail."


     BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in Item 2 under "Initial Purchase--By Wire."

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of the Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at
(800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

DISTRIBUTION AND SERVICE (12b-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay Lazard a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

================================================================================
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Alternatively, redemption requests may be satisfied through a transfer of in-kind portfolio securities.

The Portfolio will impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. In addition, securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard or another authorized entity of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. (See below.)

REDEMPTION FEE

The redemption fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be paid to the Portfolio to offset the costs that short-term shareholder trading imposes on the Portfolio and its remaining shareholders. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. Notwithstanding the foregoing, the redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, and such shares will be redeemed first. The Fund may waive, modify or terminate the redemption fee at any time.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authori-zation Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file, must be signature guaranteed.

4.   Mail the letter to the Transfer Agent at the following address:

       The Lazard Funds, Inc.
       P.O. Box 9363
       Boston, Massachusetts 02205-9363
       Attention:  (Name of Portfolio and Class of Shares)

THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to sell Portfolio shares.


                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

================================================================================

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any redemption fee. Effective July 1, 2001, the Fund will deduct a redemption fee equal to 1.00% of the NAV of Portfolio shares exchanged where the exchange is made less than 30 days after the issuance of such shares. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.

The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any 12 month period, or who makes exchanges that appear to coincide with a market-timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Portfolio directly or through financial intermediaries.

TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.

                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

   o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

   o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

   o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

   o  Change or waive the required minimum investment amount

   o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

   o Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

   o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined at the Fund's discretion)

   o  Close an account due to excessive trading after prior notification

                      ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually, but may be declared and paid more frequently. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Portfolio will be invested in additional shares of the same Class of the Portfolio at

================================================================================

net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class will generate a different dividend because each has different expenses. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires the Portfolio to withhold taxes on distributions paid to shareholders who:

   o  fail to provide a social security number or taxpayer identification number

   o fail to certify that their social security number or taxpayer identification number is correct

   o  fail to certify that they are exempt from withholding

                  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
================================================================================

THIS IS NOT THE PORTFOLIO'S PERFORMANCE

Although Lazard International Equity Select Portfolio is newly organized and does not have its own performance record, the Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite (the "Related Account Composite") of certain of these accounts (the "Private Accounts") and for the Portfolio's benchmark index. The Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.

              Annual Total Returns for the Year Ended December 31,
--------------------------------------------------------------------------------
                          1994    1995    1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
RELATED ACCOUNT COMPOSITE  1.2%    6.0%   12.1%   18.9%   23.7%   20.2%    3.2%
--------------------------------------------------------------------------------
MSCI EAFE INDEX*           7.8%   11.2%    6.0%    1.8%   20.0%   27.0%  (14.2)%
--------------------------------------------------------------------------------


                          Average Annual Total Returns
                    (for the periods ended December 31, 2000)

--------------------------------------------------------------------------------
                                 INCEPTION       ONE        FIVE         SINCE
                                    DATE         YEAR       YEARS      INCEPTION
--------------------------------------------------------------------------------
RELATED ACCOUNT COMPOSITE          1/1/94        3.2%       15.4%         11.9%
--------------------------------------------------------------------------------
MSCI EAFE INDEX*                   N/A          (14.2)%      7.1%          7.8%
--------------------------------------------------------------------------------


----------

* The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(r)) Index is an unmanaged, broadly diversified index comprised of equity securities of approximately 1,000 companies located outside the United States.

The Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of the Related Account Composite. The performance results of the Related Account Composite reflect actual fees charged to the Private Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Private Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of each Private Account are time-weighted, use trade date accounting, and are based upon quarterly portfolio valuations prior to April 1995 and upon monthly portfolio valuations from April 1995 to the present. The performance figures reflect the reinvestment of dividends and other distributions as of the payment date. The returns of the Related Account Composite are dollar-weighted based upon beginning period market values on a monthly basis. This calculation methodology differs from guidelines of the Commission for calculating performance of mutual funds.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

For more information about the Portfolio, the following is available free upon request:


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

   You can get a free copy of Reports and the SAI, or request other information and discuss your questions about the Portfolio by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112



--------------------------------------------------------------------------------
   You can get a free copy of the SAI, or request other information and discuss your questions about the Portfolio by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                            http://www.lazardnet.com
--------------------------------------------------------------------------------


You can review the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call 1-202-942-8090. You can get text-only copies:

o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mail request to publicinfo@sec.gov.

o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6312


================================================================================

INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York  10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD FUNDS

       30 Rockefeller Plaza
       New York, NY 10012
       Telephone 800.823.6300
       http://www.lazardnet.com


                    NO SALES CHARGES

                    No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospec-tus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001

                  The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2001, as it may be revised from time to time, relating to the following thirteen portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):


       Lazard Equity Portfolio                                   Lazard International Equity Select Portfolio
       Lazard Mid Cap Portfolio                                  Lazard Bond Portfolio
       Lazard Small Cap Portfolio                                Lazard High Yield Portfolio
       Lazard Global Equity Portfolio                            Lazard International Fixed-Income
       Lazard International Equity Portfolio                      Portfolio
       Lazard International Small Cap Portfolio                  Lazard Strategic Yield Portfolio
       Lazard Emerging Markets Portfolio                         Lazard Mortgage Portfolio

                  Each Portfolio (other than the Mortgage Portfolio) currently offers two classes of shares--Institutional Shares and Open Shares. The Mortgage Portfolio only offers Institutional Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

                  To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

                  The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


-------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                       Page
-------------------------------------------------------------------------------

DESCRIPTION OF THE FUND AND PORTFOLIOS...................................1

INVESTMENT RESTRICTIONS.................................................24

MANAGEMENT..............................................................28

DETERMINATION OF NET ASSET VALUE........................................36

PORTFOLIO TRANSACTIONS..................................................37

HOW  TO BUY AND HOW TO SELL SHARES......................................40

DISTRIBUTION AND SERVICING PLAN (OPEN SHARES ONLY)......................42

DIVIDENDS AND DISTRIBUTIONS.............................................44

TAXATION................................................................44

PERFORMANCE INFORMATION.................................................48

INFORMATION ABOUT THE FUND AND PORTFOLIOS...............................52

COUNSEL AND INDEPENDENT AUDITORS........................................63

ADDITIONAL INFORMATION..................................................63

APPENDIX................................................................64

                     DESCRIPTION OF THE FUND AND PORTFOLIOS


                  The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.


                  Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

                  Lazard is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

                  The following information supplements and should be read in conjunction with the Fund's Prospectus.

                  DEPOSITARY RECEIPTS. (All Portfolios, except the Small Cap and Mortgage Portfolios) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

                  These securities may be purchased through "sponsored" or "un-sponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an un-sponsored facility without participation by the issuer of the deposited security. Holders of un-sponsored depositary receipts generally bear all the costs of such facilities and the depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

                  FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except the Small Cap and Mortgage Portfolios) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and

Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



                  FOREIGN SECURITIES. (All Portfolios) Each Portfolio may invest in non-U.S. securities as described in the Fund's Prospectus. In addition, the Equity Portfolio may invest up to 15% of total assets in non-U.S. equity or debt securities that trade in U.S. markets, and the Mid Cap Portfolio may invest up to 15% of total assets in non-U.S. equity or debt securities.

                  FIXED-INCOME SECURITIES. Each fixed-income Portfolio may invest in fixed-income securities as described in the Fund's Prospectus. In addition, the Equity Portfolio may invest up to 20% of its total assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; the Mid Cap, Small Cap, International Small Cap and Global Equity Portfolios may each invest up to 20% of its total assets in investment grade debt securities; and the International Equity and International Equity Select Portfolios may each invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments.

                  CONVERTIBLE SECURITIES. (All Portfolios, except the Mortgage Portfolio) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

                  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                  Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

                  WARRANTS. (All Portfolios, except the Mortgage Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

                  PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security.

                  These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

                  Each Portfolio may invest in corporate obligations denominated in U.S. or (except the Equity, Small Cap and Mortgage Portfolios) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

                  VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                  Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

                  Each Portfolio (other than the Mortgage Portfolio) also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

                  MUNICIPAL OBLIGATIONS. (Bond, High Yield and Strategic Yield Portfolios only) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

                  Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

                  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts, for property or equipment issued by municipalities.

                  While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares, which are attributable to interest income received by the Portfolio from municipal obligations generally, will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

                  ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions, which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                  MORTGAGE-RELATED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios and, to a limited extent, the Equity, Mid Cap, Small Cap and Global Equity Portfolios) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates and, except in the case of the Mortgage Portfolio, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.


RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the GNMA, Fannie Mae and FHLMC, or by private entities. Residential mortgage-related securities issued by private entities are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. The Mortgage Portfolio does not invest in Subordinated Securities.


COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

GOVERNMENT-AGENCY SECURITIES. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.


GOVERNMENT-RELATED SECURITIES. Mortgage-related securities issued by Fannie Mae include Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States Government. Fannie Mae is a government-sponsored organization owned entirely by private stockholders.


                  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress which is owned entirely by Federal Home Loan Banks.

SUBORDINATED SECURITIES. Each of these Portfolios, other than the Mortgage Portfolio, may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, Fannie Mae or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."


                  Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios, other than the Mortgage Portfolio, also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

                  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios, other than the Mortgage Portfolio, also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

PRIVATE ENTITY SECURITIES. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO RESIDUALS. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

                  The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

                  CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals generally are completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that would impose such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  REAL ESTATE INVESTMENT TRUSTS. (All Portfolios, except the Mortgage Portfolio) A Real Estate Investment Trust ("REIT") is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

                  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

                  ASSET-BACKED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) Each of these Portfolios may invest in asset-backed securities, including interests in pools of receivables, such as motor vehicle installment purchase obligations, credit card receivables, home equity loans, home improvement loans and manufactured housing loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

                  Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

                  INVESTMENT COMPANIES. (All Portfolios) Each of the Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select, High Yield and Mortgage Portfolios may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies, which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. The Equity, Small Cap, International Equity, Bond, International Fixed-Income and Strategic Yield Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and the Equity, Small Cap and International Equity Portfolios may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.


                  ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap, Global Equity, International Equity Select, High Yield and Mortgage Portfolios) of the value of its net assets (total assets, in the case of the Equity Portfolio) in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

NON-PUBLICLY TRADED SECURITIES. Securities which have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

RULE 144A SECURITIES. Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities.


                  MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE POSITIONS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. For the Emerging Markets Portfolio, when the Investment Manager believes it is warranted for defensive purposes, the Portfolio may invest without limitation in high quality fixed-income securities or equity securities of U.S. companies.


                  Each Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

                  The following information supplements and should be read in conjunction with the Fund's Prospectus.

                  BORROWING MONEY. (All Portfolios) Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. In addition, the Equity, Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select and High Yield Portfolios may each borrow for investment purposes to the extent permitted under the 1940 Act. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. See "Leverage" below.

                  LEVERAGE. (Equity, Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select and High Yield Portfolios) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33 1/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                  Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "Commission"). Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.

                  LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


                  DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives to the extent described in the Prospectus and this Statement of Additional Information for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would. However, there is the risk that these transactions sometimes may reduce returns or increase volatility.


                  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


                  Derivatives can be highly sensitive to changes in their underlying security, interest rate or index and may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

                  If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

                  Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission (the "CFTC") which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

                  When required by the Commission, a Portfolio will segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

                  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity, Small Cap, International Equity and Strategic Yield Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except the Mortgage Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities, which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

                  Engaging in these transactions involves risk of loss to the Portfolio, which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

                  Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

                  Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Mid Cap, Global Equity, International Small Cap, Emerging Markets and International Equity Select Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

                  The Global Equity, International Small Cap, Emerging Markets, International Equity Select, Bond, High Yield, International Fixed-Income and Mortgage Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

                  Each Portfolio, except the Equity, Small Cap, International Equity, Bond, Strategic Yield and Mortgage Portfolios, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap and International Equity Portfolios) Each Portfolio may buy and sell (write) call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

                  A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

                  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

                  Each Portfolio, except the Equity, Small Cap, International Equity, Bond and Mortgage Portfolios, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

                  Each Portfolio, except the Small Cap, International Equity and Mortgage Portfolios, may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency (except in the case of the Equity, Small Cap and Bond Portfolios) and (except in the case of the Bond, International Fixed-Income and Mortgage Portfolios) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

                  Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates as well as general market conditions. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

                  SHORT-SELLING. (Mid Cap, High Yield and Mortgage Portfolios) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

                  Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

                  FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk or price and yields fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. At no time will the Portfolio have more than 33 1/3% of its assets committed to purchase securities on a forward commitment basis.

                  Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

                  FORWARD ROLL TRANSACTIONS. (Mortgage Portfolio) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, commercial paper and agency discount notes, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).


                  SWAP AGREEMENTS. (All Portfolios) To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into interest rate, index, total return and, except the Mortgage Portfolio, equity and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                  Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

                  FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity, Small Cap, Bond and Mortgage Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

                  Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS


                  EQUITY SECURITIES. (All Portfolios, except the Bond, International Fixed-Income and Mortgage Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


                  The securities of the smaller companies in which the Small Cap, International Small Cap and Emerging Markets Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

                  FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

                  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

                  MORTGAGE-RELATED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is possible that the realized return of the security may differ materially from the return originally expected by the Investment Manager. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

                  Certain mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described above, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

                  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

                  FOREIGN SECURITIES. (All Portfolios, except the Small Cap and Mortgage Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

                  Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

                  With respect to the Emerging Markets, High Yield, International Fixed-Income and Strategic Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

                  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

                  FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity, Small Cap, Bond and Mortgage Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

                  LOWER RATED SECURITIES. (Bond Portfolio, High Yield
Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in securities rated below investment grade such as those rated Ba by Moody's or BB by S&P, and as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

                  You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

                  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

                  Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

                  These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

                  The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

                  The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

                  STRATEGIC YIELD PORTFOLIO. During the year ended December 31, 2000, the percentages of the Strategic Yield Portfolio's assets invested in securities rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                                                             Percentage of
                  S&P Ratings                                Total Investment
                  -----------                                ----------------
                  TSY                                                0.3%
                  AGY                                               34.0%
                  AAA                                               17.2%
                  AA                                                 0.5%
                  AA-                                                1.2%
                  A+                                                 2.0%
                  A                                                  4.1%
                  BBB+                                               0.3%
                  BBB                                                8.6%
                  BBB-                                               0.7%
                  BB+                                                1.6%
                  BB                                                 2.6%
                  BB-                                                1.5%
                  B+                                                 3.7%
                  B                                                  4.2%
                  B-                                                 3.1%
                  CCC+                                               1.4%
                  CCC                                                0.2%
                  No Rating*                                        12.8%
                                                                    -----
                                                                   100.0%


----------------------
* The Investment Manager estimates these securities to have an average rating of BBB.


                  The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.


                  SIMULTANEOUS INVESTMENTS BY OTHER PORTFOLIOS OR FUNDS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                             INVESTMENT RESTRICTIONS


                  Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios (except as noted) have adopted investment restrictions numbered (i) through (xii) as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered (xiii) through (xviii) are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board members at any time. A Portfolio's 80% investment requirement as described in the

Prospectus (if applicable) is not a fundamental policy of the Portfolio and may be changed without shareholder approval; however, this policy will not be changed without providing shareholders at least 60 days' prior written notice of such change.


                  None of the Portfolios may:


                  (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio and High Yield Portfolio also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

                  (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

                  (iii) for all Portfolios except the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities;

                  (iv) for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) the Equity Portfolio, Small Cap Portfolio and International Equity Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

                  (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

                  (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the Bond Portfolio and International Fixed-Income Portfolio may enter into futures contracts and options on futures contracts, the International Fixed-Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) for all Portfolios except the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, High Yield Portfolio, International Equity Select Portfolio and Mortgage Portfolio, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

                  (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, make short sales of securities;

                  (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

                  (ix) for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, make investments for the purpose of exercising control or management;

                  (x) for the Equity Portfolio, purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                  (xi) for the Equity Portfolio, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States;

                  (xii) for the Equity Portfolio, purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer;

                                      * * *

                  (xiii) for the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio and High Yield Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings;

                  (xiv) for the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio, International Equity Select Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets would be invested in such securities;

                  (xv) for the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

                  (xvi) for the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

                  (xvii) for the Global Equity Portfolio and International Equity Select Portfolio, make short sales of securities; or

                  (xviii) for the Global Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, make investments for the purpose of exercising control or management.

                                      * * *

                  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. (i), however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days.

                  With respect to Investment Restriction No. (v), each Portfolio will limit investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets (immediately after purchase and as a result thereof), provided that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                   MANAGEMENT

                  The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

        Lazard Asset Management...............Investment Manager
        Lazard Freres & Co. LLC...............Distributor


        Boston Financial Data Services, Inc...Transfer Agent and Dividend
                                              Disbursing Agent
        State Street Bank and Trust Company...Custodian


The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.


NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------

Norman Eig* (60)                       Chairman of the Board       Vice Chairman and Managing Director (formerly
                                                                   General Partner), Lazard.

Herbert W. Gullquist* (63)             President, Director         Vice Chairman and Managing Director (formerly
                                                                   General Partner), Lazard; Chief Investment
                                                                   Officer of the Investment Manager.

John J. Burke (72)                     Director                    Retired; Former Vice Chairman and Director,
50 Burning Tree Lane                                               Montana Power Company.
Butte, MT 59701

NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------
Kenneth S. Davidson (56)               Director                    President, Davidson Capital Management
Davidson Capital Management                                        Corporation; Director, Blackthorn Fund N.V. and
Corporation                                                        Ottertail Valley Railroad.
500 Park Avenue
Suite 510
New York, NY 10022

Carl Frischling* (64)                  Director                    Senior Partner, Kramer, Levin, Naftalis &
Kramer, Levin, Naftalis &                                          Frankel LLP, attorneys at law.
Frankel LLP
919 Third Avenue
New York, NY 10022

Lester Z. Lieberman (70)               Director                    Private Investor; Director of Dowel Associates;
1500 Mt. Kemble Avenue                                             Chairman of the Board of Trustees of Newark Beth
Morristown, NJ  07960                                              Israel Medical Center and Irvington General
                                                                   Hospital; Member of the New Jersey State
                                                                   Investment Council.

Richard Reiss, Jr. (57)                Director                    Managing Partner, Georgica Advisors LLC, an
Georgica Advisors LLC                                              investment manager.
Carnegie Hall Tower
152 West 57th Street, 46th Floor
New York, NY  10019

John Rutledge*(52)                    Director                    President, Rutledge Capital, an economics and
Rutledge Capital                                                   investment advisory firm; Chairman, Claremont
15 Locust Avenue                                                   Economics Institute.
New Canaan, CT  06840

William Katz (47)                      Director                    President and Co-Chief Executive Officer of BBDO
BBDO Worldwide Network                                             New York, an advertising agency; Director of BBDO
1285 Avenue of the Americas                                        Worldwide.
New York, NY  10019

David M. Goldenberg (34)               Vice President, Secretary  Director, Legal Affairs of the Investment Manager; from April
                                                                  1998 to May 2000, Global Director of Compliance for SSB Citi
                                                                  Asset Management Group; from June 1996 to April 1998,
                                                                  Associate General Counsel of Smith Barney Asset Management;
                                                                  prior thereto, Branch Chief and Senior Counsel in the Division of Investment Management at the Securities and Exchange
                                                                  Commission in Washington, D.C.


NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------
Bernard J. Grzelak (29)                Treasurer                   Vice President of the Investment Manager; from
                                                                   August 1993 to September 2000, a Manager with
                                                                   Deloitte & Touche LLP

Nathan A. Paul (28)                    Assistant Secretary         Vice President, Legal Affairs of the Investment
                                                                   Manager; from September 1997 to October 2000, an
                                                                   Associate at Schulte Roth & Zabel LLP; prior
                                                                   thereto, a student at Cardozo Law School.

Stephen St. Clair (42 )                Assistant Treasurer         Transfer Agent Operations Manager of the
                                                                   Investment Manager; prior to June 1997, Associate
                                                                   Director of Mutual Fund Operations at Furman Selz
                                                                   and its successor, BISYS Fund Services.

-----------
*An "interested person" of the Fund as defined in the 1940 Act.




                  The Fund has a standing nominating committee comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


                  Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual fee of $30,000, plus $2,500 per meeting attended, for the Fund and another multi-portfolio fund advised by the Investment Manager and is reimbursed for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 2000, was as follows:




                                                    TOTAL COMPENSATION FROM
                    AGGREGATE COMPENSATIN FROM            THE FUND AND
NAME OF DIRECTOR              THE FUND           LAZARD RETIREMENT SERIES, INC.
----------------    --------------------------   ------------------------------
John J. Burke                 $ 42,825                      $ 45,000
Kenneth S. Davidson           $ 42,825                      $ 45,000
Norman Eig                       N/A                             N/A
Carl Frischling               $ 38,499                      $ 40,000
Herbert W. Gullquist             N/A                             N/A
William Katz                  $ 40,992                      $ 42,500
Lester Z. Lieberman           $ 45,970                      $ 47,500
Richard Reiss, Jr.            $ 42,825                      $ 45,000
John Rutledge                 $ 40,338                      $ 42,500

                  The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 6, 2001, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.


INVESTMENT MANAGER AND INVESTMENT MANAGER AGREEMENTS

                  Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each Portfolio. Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.


                  Lazard Asset Management is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking and related services, including investment management. It is an underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2000 totaling approximately $71.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.


                  The Fund, Lazard Asset Management and Lazard each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by a Portfolio. The Lazard Asset Management Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Lazard Asset Management employees does not disadvantage any Portfolio


                  Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of the Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.


                  As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:



NAME OF PORTFOLIO                          INVESTMENT MANAGEMENT FEE PAYABLE
-----------------                          ---------------------------------
Equity Portfolio                                          .75%
Mid Cap Portfolio                                         .75%
Small Cap Portfolio                                       .75%
Global Equity Portfolio                                   .75%
International Equity Portfolio                            .75%
International Small Cap Portfolio                         .75%
International Equity Select Portfolio                     .85%
Emerging Markets Portfolio                               1.00%
Bond Portfolio                                            .50%
High Yield Portfolio                                      .75%
International Fixed-Income Portfolio                      .75%
Strategic Yield Portfolio                                 .75%
Mortgage Portfolio                                        .40%



                  For the fiscal year ending December 31, 2001, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of the Portfolios exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:





                                    MAXIMUM TOTAL PORTFOLIO  OPERATING EXPENSES
NAME OF PORTFOLIO                     INSTITUTIONAL SHARES      OPEN SHARES
------------------                  -----------------------  -----------------
Mid Cap Portfolio                            1.05%                  1.35%
Global Equity Portfolio                      1.05%                  1.35%
International Small Cap Portfolio             N/A                   1.43%
Emerging Markets Portfolio                    N/A                   1.60%
Bond Portfolio                                N/A                   1.10%
High Yield Portfolio                          .75%                  1.05%
International Fixed-Income Portfolio         1.09%                  1.35%
Mortgage Portfolio                            .65%                   N/A


                  For the fiscal years ended December 31, 1998, 1999 and 2000, the management fees payable by each operational Portfolio, the amounts waived by the Investment Manager and the net fees paid to the Investment Manager were as follows:



                                        FEE PAYABLE FOR FISCAL     FEE PAYABLE FOR FISCAL    FEE PAYABLE FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                                1998                       1999                      2000
-----------------                       ----------------------    -----------------------    -----------------------
Equity Portfolio                       $     3,316,469            $     3,998,410           $      2,581,415
Mid Cap Portfolio                      $       459,760            $       445,394           $        211,418
Small Cap Portfolio                    $    11,726,934            $     9,055,989           $      6,566,031
Global Equity Portfolio                $       119,985            $       432,935           $        697,033
International Equity Portfolio         $    19,452,067            $    24,275,244           $     25,120,125
International Small Cap
  Portfolio                            $     1,354,903            $     1,424,719           $      2,208,823

Emerging Markets Portfolio             $     2,794,119            $     3,643,706           $      3,820,972
Bond Portfolio                         $       523,656            $       570,987           $        403,761
High Yield Portfolio                   $       225,562            $       583,680           $        702,233
International Fixed-Income
  Portfolio                            $       857,644            $       752,225           $        569,894
Strategic Yield Portfolio              $     3,422,135            $     2,647,590           $      2,248,959
Mortgage Portfolio                                N/A                       N/A             $              3


                                             REDUCTION IN               REDUCTION IN              REDUCTION IN
                                            FEE FOR FISCAL             FEE FOR FISCAL            FEE FOR FISCAL
                                              YEAR ENDED          YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                          DECEMBER 31, 1998                1999                      2000
-----------------                        -------------------      ----------------------     -----------------------
Equity Portfolio                                -0-                                                 -0-
Mid Cap Portfolio                      $    119,681                                         $   136,299
Small Cap Portfolio                             -0-                        -0-                      -0-
Global Equity Portfolio                $    119,985               $    111,760              $    24,866
International Equity Portfolio                  -0-                        -0-                      -0-
International Small Cap
  Portfolio                            $     16,356               $     18,247              $    18,438
Emerging Markets Portfolio             $     17,870               $     13,643              $    17,500
Bond Portfolio                         $     11,309               $      7,051              $    17,519
High Yield Portfolio                   $    107,939               $     91,037              $   249,229
International Fixed-Income
  Portfolio                            $     21,538               $     66,314              $    87,985
Strategic Yield Portfolio                       -0-                        -0-                      -0-
Mortgage Portfolio                              N/A                        N/A              $     4,684




                                       NET FEE PAID FOR FISCAL    NET FEE PAID FOR FISCAL   NET FEE PAID FOR FISCAL
                                       YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                      1998                       1999                      2000
-----------------                      -----------------------    ----------------------    -----------------------
Equity Portfolio                       $     3,316,469            $     3,998,410           $    2,581,415
Mid Cap Portfolio                      $       340,079            $       362,986           $       75,119
Small Cap Portfolio                    $    11,726,934            $     9,055,989           $    6,566,031
Global Equity Portfolio                            -0-            $       321,175           $      672,167
International Equity Portfolio         $    19,452,067            $    24,275,244           $   25,120,125
International Small Cap
  Portfolio                            $     1,338,547            $     1,406,472           $    2,190,385
Emerging Markets Portfolio             $     2,776,249            $     3,630,063           $    3,803,472
Bond Portfolio                         $       512,347            $       563,936           $      386,242
High Yield Portfolio                   $       117,623            $       492,643           $      453,004
International Fixed-Income
  Portfolio                            $       836,106            $       685,911           $      481,909
Strategic Yield Portfolio              $     3,422,135            $     2,647,590           $    2,248,959
Mortgage Portfolio                                N/A                       N/A             $       (4,681)



                  Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the MidCap, Global Equity, Bond and High Yield Portfolios.

                  Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940
Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND CUSTODIAN


                  The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $37,500 plus $7,500 per additional class, and .02% of the value of the average daily net assets of the Portfolio up to $1 billion and .01% of such assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Mortgage Portfolio until June 30, 2001 or until the Portfolio reaches net assets of $50 million, whichever comes first.


                  State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DISTRIBUTOR

                  Lazard serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard to pay certain expenses in connection with the offering of Portfolio shares.

After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

                  Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.


                  The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.


                  Any security held by a Portfolio for which the primary market is the NASDAQ National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

                  All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

                  The Small Cap Portfolio and International Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Small Cap Portfolio or International Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

                  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

GENERAL

                  Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.


                  Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


                  To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard if, in the judgment of the Investment Manager, the use of Lazard is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Purchase and sale orders for securities held by a Portfolio may be combined with those for other

Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

                  The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2000:



Portfolio                     Broker/Dealer                               Value on 12/31/00 (in $000s)
-----------------          ------------------------------                 ------------------------------
Equity Portfolio
                           Chase Manhattan Corp.                                $ 7,512
                           Citigroup Inc.                                       $10,534
                           Morgan Stanley Dean Witter & Co.                     $ 3,852
Global Equity Portfolio
                           Chase Manhattan Corp.                                $ 1,818
                           BNP Paribas SA                                       $ 1,417
                           San Paolo-IMI SpA                                    $ 1,384
                           ING Groep NV                                         $ 2,157
                           HSBC Holdings PLC                                    $ 2,129
                           Citigroup Inc.                                       $ 1,922

International Equity Portfolio
                           BNP Paribas SA                                       $34,954
                           ING Groep NV                                         $89,956
                           San Paolo-IMI SpA                                    $38,982
                           HSBC Holdings PLC                                    $58,379
Bond Portfolio
                           Lehman Brothers                                      $   530
                           Morgan Stanley Dean Witter & Co.                     $ 1,988
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   919
                           Citigroup Inc.                                       $ 1,130
                           Bear Stearns & Co. Inc.                              $   425
                           Salomon Smith Barney Inc.                            $   625
                           PaineWebber Inc.                                     $   524

International Fixed-Income Portfolio
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   749
                           Citigroup Inc.                                       $ 2,935
                           Salomon Smith Barney Inc.                            $   112
                           Deutsche Bank Securities Inc.                        $   390

Strategic Yield Portfolio
                           Chase Manhattan Corp.                                $ 7,059
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   328
                           Salomon Smith Barney Inc.                            $ 3,439
                           Morgan Stanley Dean Witter & Co.                     $   279
                           Citigroup Inc.                                       $ 9,878
                           Deutsche Bank Securities Inc.                        $ 4,488

RESEARCH AND STATISTICAL INFORMATION


When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes; who supply research, market and statistical information to the Investment Manager; or based upon their sale of shares of the Fund or other funds advised by the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 2000, was $ 1,730,313, and the related commissions were [$830,480,748]. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS

                  In connection with its portfolio securities transactions for the fiscal years ended December 31, 1998, 1999 and 2000, each Portfolio indicated below paid brokerage commissions as follows:

YEAR ENDED DECEMBER 31, 1998

                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                            TOTAL             BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                          BROKERAGE       COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                     COMMISSIONS PAID        TO LAZARD          TO LAZARD              LAZARD
-----------------                     ----------------    ----------------    ---------------    ------------------
Equity Portfolio                          $ 802,204            $51,625             6.44%                7.24%
Mid Cap Portfolio                         $ 183,975            $ 5,270             2.86%                2.73%
Small Cap Portfolio                     $ 2,544,527            $61,090             2.40%                0.95%
Global Equity Portfolio                   $  33,371            $ 2,734             8.19%                14.52%
International Equity Portfolio          $ 4,724,137             -0-                  -0-                 -0-
International Small Cap Portfolio         $ 439,572             -0-                  -0-                 -0-
Emerging Markets Portfolio              $ 1,016,826             $  812             0.07%                0.39%

YEAR ENDED DECEMBER 31, 1999

                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                            TOTAL             BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                          BROKERAGE       COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                      COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
------------------                   ------------------   ----------------    ----------------   ------------------
Equity Portfolio                      $     750,127       $     85,635             11.55%              11.57%
Mid Cap Portfolio                     $     269,337       $      6,660              2.47%               3.52%
Small Cap Portfolio                   $   3,071,242       $      1,170              0.04%               0.05%
Global Equity Portfolio               $     103,696       $      3,931              3.79%              14.43%
International Equity Portfolio        $   4,225,656             -0-                 -0-                  -0-
International Small Cap Portfolio     $     391,980             -0-                 -0-                  -0-
Emerging Markets Portfolio            $     868,520             -0-                  -0-                 -0-


YEAR ENDED DECEMBER 31, 2000


PERCENTAGE OF TOTAL

                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                                              BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                       TOTAL BROKERAGE    COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                      COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
-----------------                    ------------------   -----------------   ----------------     -----------------
Equity Portfolio                      $     529,444       $     18,910             3.57%                5.39%
Mid Cap Portfolio                     $     182,719       $      6,495             3.55%                3.07%
Small Cap Portfolio                   $   2,764,171              -0-                -0-                  -0-
Global Equity Portfolio               $     162,680       $      5,002             3.07%                10.56%
International Equity Portfolio        $   6,512,075              -0-                -0-                  -0-
International Small Cap Portfolio     $     737,324              -0-                -0-                  -0-
Emerging Markets Portfolio            $   1,388,540       $        275             0.02%                0.15%


                        HOW TO BUY AND HOW TO SELL SHARES

                  GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares (except for the Mortgage Portfolio, which only offers Institutional Shares), unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

                  Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

                  Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures), as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers.

                  PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

                  By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

                  PURCHASES THROUGH A LAZARD BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by Lazard only to customers of Lazard without a sales charge, on a continuous basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard. Payments must be made to Lazard by the settlement date. Because Lazard does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard account representative for specific instructions on how to purchase Portfolio shares through your Lazard brokerage account.

                  AUTHORIZED BROKERS. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                  REDEMPTION FEE. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of Fund shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders.

Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. No redemption fee will be charged on the redemption or exchange of shares held longer than 30 days or acquired through the reinvestment of dividends or capital gains distributions, and such shares will be redeemed first. The redemption fee may be waived, modified or terminated at any time, or from time to time.

                  REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments, in whole or in part, in portfolio securities (which may include non-marketable securities) or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities used to meet the redemption request would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

                  SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets that the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)


                  Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays Lazard, for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. Lazard may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard may make payments to third parties in respect of these services. From time to time, Lazard may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard under the Distribution and

Servicing Plan for advertising, marketing and distributing Open Shares, and for payments to Service Agents, are payable without regard to actual expenses incurred. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.


                  A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval. It further provides that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

                  For the fiscal year ended December 31, 2000, the operational Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:


                                               AMOUNT PAID TO DISTRIBUTOR
                                            UNDER DISTRIBUTION AND SERVICING
                                                 PLAN FOR FISCAL YEAR
 NAME OF PORTFOLIO                              ENDED DECEMBER 31, 2000
--------------------------                -----------------------------------
 Equity Portfolio                                    $    226,792
 Mid Cap Portfolio                                   $    19,659
 Small Cap Portfolio                                 $    163,695
 Global Equity Portfolio                             $    15,067
 International Equity Portfolio                      $    375,655
 International Small Cap Portfolio                   $    5,466
 Emerging Markets Portfolio                          $    22,326
 Bond Portfolio                                      $    26,379
 High Yield Portfolio                                $    37,671
 International Fixed-Income Portfolio                $    28,022
 Strategic Yield Portfolio                           $    35,411
 Mortgage Portfolio                                       N/A

                          DIVIDENDS AND DISTRIBUTIONS

                  The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio, substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (Eastern time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders of any of these Portfolios who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.


                  Dividends from net investment income on the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and International Equity Select Portfolio generally will be declared and paid at least annually, and may be declared and paid more frequently.


                  Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

                  Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, dividends.


                  With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS. On dividend payable date, each Portfolio forwards to the Fund's custodian the required amount of cash to pay all shareholders who elected to receive dividends in cash.


                                    TAXATION

                  Management believes that each Portfolio (other than the International Equity Select Portfolio, which had not commenced operations) has qualified for the fiscal year ended

December 31, 2000 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

                  Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

                  Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

                  The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.")

                  Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the

Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

                  Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

                  Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

                  Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options, as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

                  Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections

988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.


                  If a Portfolio were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

                  If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.


                  Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of each Portfolio's assets to be invested in various countries is not known.


                  If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

                  It is anticipated that each of the International Equity Portfolio, International Equity Select Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


                  If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

                  Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PERFORMANCE INFORMATION


                  Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

                  The yield for the 30-day period ended December 31, 2000 for Institutional Shares and Open Shares of each Portfolio indicated below was as follows:

                                                30-DAY YIELD
                                       --------------------------------
                                       INSTITUTIONAL            OPEN
NAME OF PORTFOLIO                         SHARES               SHARES
------------------                     -------------          --------
Bond                                      6.70%                 6.47%
High Yield                               14.33%                14.01%
International Fixed-Income                4.09%                 3.78%
Strategic Yield                           7.02%                 6.67%

                  Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" the root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



                  The average annual total return of Institutional Shares and Open Shares for the indicated Portfolio and periods ended December 31, 2000 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:





                                                              AVERAGE ANNUAL TOTAL RETURNS
INSTITUTIONAL SHARES                                       FOR PERIODS ENDED DECEMBER 31, 2000
----------------------------------- ----------------------------------------------------------------------------------
NAME OF PORTFOLIO                   1-YEAR               5-YEARS             10-YEARS             SINCE INCEPTION
Equity                                (2.64)%                12.30%                15.10%         12.76%(1)
Mid Cap                               22.44%                 N/A                     N/A          10.26%(2)
Small Cap                             15.89%                 10.34%                  N/A          14.43%(3)
Global Equity                         (9.51)%                N/A                     N/A          10.50%(4)
International Equity                 (10.55)%                10.74%                  N/A            9.95%(5)
International Small Cap               (4.44)%                  8.48%                 N/A            6.74%(6)
Emerging Markets                     (29.53)%                (1.31)%                 N/A          (2.15)%(7)
Bond                                    7.53%                  5.11%                 N/A            5.97%(8)
High Yield                           (15.19)%                N/A                     N/A           (3.51)%(9)
International Fixed-Income            (4.70)%                  0.85%                 N/A            5.20%(10)
Strategic Yield                           1.12%                5.06%                 N/A            6.41%(11)

--------------

(1)      June 1, 1987.
(2)      November 4, 1997.
(3)      October 30, 1991.
(4)      January 4, 1996.
(5)      October 29, 1991.
(6)      December 1, 1993.
(7)      July 15, 1994.
(8)      November 12, 1991.
(9)      January 2, 1998.
(10)     November 8, 1991.
(11)     October 1, 1991.

                                           AVERAGE ANNUAL TOTAL RETURNS
OPEN SHARES                             FOR PERIODS ENDED DECEMBER 31, 2000
------------------ -----------------------------------------------------------
NAME OF PORTFOLIO               1-YEAR         SINCE INCEPTION

Equity                          (2.91)%          9.07%(1)
Mid Cap                          22.00%          9.89%(2)
Small Cap                        15.60%          6.58%(3)
Global Equity                   (9.72)%          9.52%(3)
International Equity           (10.95)%          9.99%(4)
International Small Cap         (4.85)%          5.69%(5)
Emerging Markets               (29.80)%        (7.42)%(6)
Bond                              7.25%          4.95%(7)
High Yield                     (15.54)%        (5.62)%(8)
International Fixed-Income      (4.92)%        (0.27)%(6)
Strategic Yield                   0.71%          2.33%(4)

----------

(1)      February 5, 1997.
(2)      November 4, 1997.
(3)      January 30, 1997.
(4)      January 23, 1997.
(5)      February 13, 1997.
(6)      January 8, 1997.
(7)      March 5, 1997.
(8)      February 24, 1998.

                  Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

                  The total return of Institutional Shares and Open Shares for the indicated Portfolio from inception through December 31, 2000 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:

                              TOTAL RETURN THROUGH DECEMBER 31, 2000
                               ------------------------------------
NAME OF PORTFOLIO              INSTITUTIONAL SHARES     OPEN SHARES
-----------------              --------------------     -----------
Equity                             411.36%(1)           40.32%(12)
Mid Cap                             36.12%(2)            34.72%(2)
Small Cap                          244.07%(3)           28.37%(13)
Global Equity                       64.62%(4)           42.85%(13)
International Equity               138.54%(5)           45.50%(14)
International Small Cap             58.78%(6)           23.93%(15)
Emerging Markets                  (13.11)%(7)         (26.42)%(16)
Bond                                70.25%(8)           20.31%(17)
High Yield                        (10.16)%(9)         (15.22)%(18)
International Fixed-Income         59.18%(10)          (1.08)%(16)
Strategic Yield                    77.61%(11)            9.51%(14)

(1)      June 1, 1987.
(2)      November 4, 1997.
(3)      October 30, 1991.
(4)      January 4, 1996.
(5)      October 29, 1991.
(6)      December 1, 1993.
(7)      July 15, 1994.
(8)      November 12, 1991.
(9)      January 2, 1998.
(10)     November 8, 1991.
(11)     October 1, 1991.
(12)     February 5, 1997.
(13)     January 30, 1997.
(14)     January 23, 1997.
(15)     February 13, 1997.
(16)     January 8, 1997.
(17)     March 5, 1997.
(18)     February 24, 1998.


                  A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

                  From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine,

Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.


                  Investors in the Mortgage Portfolio may obtain more current information about the Portfolio, such as yield and portfolio composition, by contacting the Fund at the address or telephone number given on the first page of this Statement of Additional Information.


                    INFORMATION ABOUT THE FUND AND PORTFOLIOS


                  As of April 6, 2001, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:
                                            PERCENTAGE OF TOTAL
NAME AND ADDRESS                          TIONAL SHARES OUTSTANDING

EQUITY PORTFOLIO
Smith Barney Inc.                               29.98%
00109801250
388 Greenwich Street
New York, NY  10013-2339

MID CAP PORTFOLIO
Merrill Lynch for the Sole                      13.07%
Benefit of Its Customers
Attn:  Fund Admin. LZSYX
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6486

Lazard Freres & Co. LLC                         12.06%
Lazard Freres & Co. LLC Employees
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

Lazard Freres & Co.                            10.39%
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

Lazard Freres & Co. LLC                         8.13%
Bathurst Investments Limited
30 Rockefeller Plaza, 60th Floor
New York, NY  10020

SMALL CAP PORTFOLIO
Merrill Lynch For the Sole                      10.61%
Benefit of Its Customers
Attn:  Fund Admin. LZSCX
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Northern Trust Trustee                          9.93%
FBO ITT Industries
Master Retirement  Trust #22-51598
P.O. Box 92956
Chicago, IL  60675-2956

Lazard Freres & Co. LLC                         6.27%
National Automatic Sprinkler Industry
Small Cap Pension Fund
Board of Trustees
c/o Michael Jacobson
8000 Corporate Drive
Landover, MD  20785-2239

GLOBAL EQUITY PORTFOLIO
Blue Cross Blue Shield of Massachusetts Inc.    57.97%
Massachusetts Inc. Managed Care
Attn:  Treasury 01/07
401 Park Drive
Boston, MA  02215-3325

Blue Cross Blue Shield of Massachusetts
Inc. Indemnity                                  32.09%
Attn:  Treasury 01/07
401 Park Drive
Boston, MA  02215-3325

Lazard Freres & Co. LLC                         5.61%
The Baycrest Centre Foundation
Helaine Maisels
Admin. Assistance Finance Dept.
3560 Bathurst Street
North York, Ontario

INTERNATIONAL EQUITY PORTFOLIO
Lazard Freres & Co. LLC                          8.93%
Mercantile Safe Deposit & Trust Co. Cust. Bakery &
Confectionery Intl. Equity
30 Rockefeller Plaza,
New York, NY  10112

INTERNATIONAL SMALL CAP PORTFOLIO
Lazard Asset Management as Agent                10.31%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112-0002

Lazard Freres & Co. LLC                          8.48%
United Air Lines Inc.
Pension and Welfare Plans
30 Rockefeller Plaza, 60th Floor
New York, NY  10112

Northern Trust Custodian                         6.36%
FBO Public School Teachers
Pension Fund of Chicago AC 17-0244
P.O. Box 92956
Chicago, IL 60675

EMERGING MARKETS PORTFOLIO
Lazard Asset Management As Agent                 9.29%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10122-0002


Wilmington Trust Company, Custodian              8.35%
FBO Pricewaterhouse Coopers LLP
Employee and Partners Savings A/C 50085-6
c/o Mutual Funds
P.O. Box 8971
Wilmington, DE  19899-8971

Lockheed Martin Corporation                      7.04%
Master Retirement Trust
Attn:  David C. Toth
Lockheed Martin Investment Management Co.
6750 Rockledge Drive, Suite 550
Bethesda, MD  20817

Lazard Freres & Co. LLC                          6.44%
University of British Columbia
Faculty Pension Plan
Stanley Hamilton/Dir. Ops
235-2075 Westbrook Mall
Vancouver, BC

BOND PORTFOLIO

Lazard Freres & Co. LLC                         14.46%
Elaine Louise David-Weill
c/o Ken Colton
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, NY  10112-0002

Lazard Freres & Co. LLC                          6.86%
Lazard Freres & Co. LLC
Employees Pension Trust
Attn:  Lorena Guagenti
30 Rockefeller Plaza
New York, NY  10112-0002

HIGH YIELD PORTFOLIO
MAC & CO                                        69.38%
A/C IBWF8440002
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15320-3198

Lazard Freres & Co. LLC                          8.78%
Employee Security Fund
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard Freres & Co. LLC                         59.56%
Graphic Communications Intl.
Union Supplemental Retirement and
Disability Fund-Fixed Income A/C
Attn:  Mr. G. L. Griesbauer Jr.
1900 L Street NW
Washington, D.C.  20036-5002

Smith Barney Inc.                               19.71%
00109801250
388 Greenwich Street
New York, NY  10013-2339

Prudential Securities Inc.                      11.89%
Special Custody Account for the
Exclusive Benefit of Customers-PC
Attn:  Mutual Funds
One New York Plaza
New York, NY  10004-1901

STRATEGIC YIELD PORTFOLIO
Wells Fargo Bank Minnesota NA                    36.56%
TTEE FBO Navistar
A/C 213669
P.O. Box 1533
Minneapolis, MN  55480-1533

Lazard Freres & Co. LLC                         27.56%
Mack Trucking Inc.
Retirement Trust-Strategic Yield
Attn:  Mark Cherry
2100 Mack Blvd.
Allentown, PA  18103-5622

MAC & CO A/C 076-050                              5.49%
Mutual Funds Operations
LCPF076052
P.O. Box 3198
Pittsburgh, PA  15230-3198

MORTGAGE PORTFOLIO

The City of Stamford Firefighters               98.50%
Pension Fund
888 Washington Boulevard
Stamford, CT  06901-2902

                                             CENTAGE OF TOTAL
NAME AND ADDRESS                             SHARES OUTSTANDING
----------------

EQUITY PORTFOLIO

Connecticut General Life Ins. Co.                66.32%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

Smith Barney 401K Advisor GR TR                  16.32%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

MID CAP PORTFOLIO

Connecticut General Life Ins. Co.                64.95%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

First Tennessee Bank NA                          19.04%
165 Madison Avenue
Memphis, TN  38103-2723

SMALL CAP PORTFOLIO

Connecticut General Life Ins. Co.                55.19%
One Commercial Plaza
280 Trumbull Street
Attn.:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

Smith Barney 410K Advisor GR TR                  13.17%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

Nationwide Life Insurance QVPA                   7.07%
c/o IPO Port Acct.
P.O. Box 182029
Columbus, OH  43218-2029

GLOBAL EQUITY PORTFOLIO

Pershing Keen Nominees Limited                   47.59%
Capstan House One Clove Crescent
East India Dock, London  E14 2BH

Lazard Freres & Co. LLC                          8.01%
Jessica Bourgeois
229 Berkeley Place
Brooklyn, NY  11217-3801

Trifid Securities Ltd. A/C GW                    6.96%
P.O. Box 108
2-6 Church Street
St. Helier
Jersey JE4 8QD
Channel Islands

Lazard Freres and Co. LLC                        6.31%
FFHS&J Profit Sharing Plan
FBO Stanley Katz
Attn:  Gary Spagnoli
One New York Plaza
New York, NY  10004-1901

Auckland Trust Company Ltd.                      5.73%
Level 6 128 Broadway New Market
P.O. Box 1822
Auckland, New Zealand

INTERNATIONAL EQUITY PORTFOLIO

Connecticut General Life Insurance Co.           33.61%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975

Hartford, CT  06104-2975
Merrill Lynch for the Sole                       9.62%
Benefit of its Customers
Attn:  Fund Admin. LZSYX
4800 Deer Lake Dr. East, 2nd Fl
Jacksonville, FL  32246-6486

Smith Barney 401K Advisor GR TR                  5.19%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Pl. Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

INTERNATIONAL SMALL CAP PORTFOLIO

Thomas J. Kohout Trustee                         32.95%
Thomas J. Kohout Trustee Rev. Trust
U/A 12/16/77 Restated 10/09/98
1910 East Bay Tree Circle
Lakeside Val Vista Estates
Gilbert, AZ  85234-4938

Lazard Freres & Co. LLC                          18.38%
Dr. Sidney Harman 1987
Revocable TR U/A/D 10/17/94
Sidney Harman TTEE
Dressler & Associate Inc.
10390 Santa Monica Blvd. 360
Los Angeles, CA  90025-5091

Lazard Freres & Co. LLC                          8.25%
Bitterroot Enterprises Inc.
Attn:  Joseph L. Fey
P.O. Box 7048
Wilmington, DE  19803-0048

Bear, Stearns Securities Corp.                   6.88%
FBO 614-86172-17
1 Metrotech Center North
Brooklyn, NY  11201-3870

EMERGING MARKETS PORTFOLIO

Charles Schwab & Co. Inc.                        36.89%
Special Custody Account
for Benefit of Customers
Attn:  Mutual Fund
101 Montgomery Street
San Francisco, CA  94104

BNY Cleaning Services LLC                        9.26%
A/C 8673-3987
Wendel & Co. 314491
111 East Kilbourn Avenue
Milwaukee, WI  53202-6633

Aetna Trust Co. Custodian                        6.29%
FBO Valuation Unit TN41
UA DTD 7/5/2000
151 Farmington Avenue
Hartford, CT  06156-0001

Lazard Freres & Co. LLC                          5.80%
Cambridge International LLC
c/o Theodore H. Northrup
7109 Thorntree Hill Drive
Fayetteville, NY  13066-9790

FFB Registration                                 5.02%
6301 N. Western Avenue, Suite 210
Oklahoma City, OK  73118-1062


BOND PORTFOLIO
United Bible Society Pension                     7.19%
First Union National Bank TTEE
DTD 3/5/98  Acct. 2541530055
1525 W. WT Harris Blvd. #1151
Charlotte, NC  28262-8522

Lazard Freres & Co. LLC                          6.34%
Carol Ann Merritt
29 Goodwood Road
Sag Harbor, NY  11963-1241

Lazard Freres & Co. LLC                          5.20%
Camp Vacamas Inc.
Attn: Michael Friedman
Executive Director
256 Macopin Road
West Milford, NJ  07480-3718

Lazard Freres & Co. LLC                          5.06%
Robert M. Vorsanger
IRA Rollover
Delaware Charter Trustee
10 Denman Court
Short Hills, NJ  07078-1522

HIGH YIELD PORTFOLIO

Dingle & Co.                                    80.24%
c/o Comerica Bank
Mutual Funds/MC 3446
P.O. Box 75000
Detroit, MI  48275-0001

Lazard Freres & Co. LLC                          7.96%
Vermont Yankee Nuclear Power
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

INTERNATIONAL FIXED-INCOME PORTFOLIO

CIBC World Markets Corp.                        88.87%
FBO 033-51492-17
P.O. Box 3484
Church Street Station
New York, NY  10008-3484

Smith Barney 401 K Advisor GR TR                 9.14%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

STRATEGIC YIELD PORTFOLIO
Lazard Freres & Co. LLC                          9.23%
North Ottawa Community Hospital
Funded Depreciation Account
Attn:  Jim Davidson
1309 Sheldon Road
Grand Haven, MI  49417-2404

c/o Mutual Funds                                 8.96%
Wilmington Trust Co. CO-TTEE
For Christian M. Andrea-Lam
A/C 10893-5
P.O. Box 8882
Wilmington, DE  19899-8882

Lazard Freres & Co. LLC                          8.39%
North Ottawa Community Hospital
Retirement Income Plan
1309 Sheldon Road
Grand Haven, MI  49417-2404


                  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                  Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.


                  Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.


                  Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

                  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

                  Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.


                  Anchin, Block & Anchin LLP, are the independent auditors for the Fund.


                             ADDITIONAL INFORMATION

                  The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

                                Rating Categories
           Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             THE LAZARD FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

          (a)(1)    Articles of Incorporation(1)

          (a)(2)    Articles of Amendment(1)

          (a)(3)    Articles Supplementary(11)

          (a)(4)    Articles Supplementary

          (b)       By-Laws(1)

          (d)(1) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Equity Portfolio(4)

          (d)(2) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Fixed-Income Portfolio(4)

          (d)(3) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Bond Portfolio(4)

          (d)(4) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Strategic Yield Portfolio(4)

          (d)(5) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Small Cap Portfolio(4)

          (d)(6) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Equity Portfolio(4)

          (d)(7) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Emerging Market Portfolio(3)

          (d)(8) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Small Cap Portfolio(3)

          (d)(9) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Global Equity Portfolio(5)

          (d)(10) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Mortgage Portfolio

          (d)(11) Form of Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Equity Select Portfolio

          (d)(12) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Mid Cap Portfolio(8)

          (d)(13) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard High Yield Portfolio(8)

          (e)       Distribution Agreement, as revised(7)

          (g)       Custodian Contract(2)

          (h)(1)    Transfer Agency and Service Agreement(2)

          (h)(2) Administration Agreement between the Registrant and State Street Bank and Trust Company(5)

          (i)       Opinion and Consent of Counsel(6)

          (j)       Consent of Independent Auditors

          (m)       Distribution and Servicing Plan, as revised

          (n)       N/A

          (o)       Rule 18f-3 Plan, as revised

          (p) Code of Ethics(10) Other Exhibits: Power of Attorney of Board Members(9)

----------

1. Incorporated by reference from Registrant's Registration Statement on Form N-1A (file Nos. 33-40682 and 811-6312) filed with the Securities and Exchange Commission (the "SEC") on May 20, 1991.

2. Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 filed with the SEC on July 23, 1991.

3. Incorporated by reference from Registrant's Post-Effective Amendment No. 5 filed with the SEC on September 1, 1993.

4. Incorporated by reference from Registrant's Post-Effective Amendment No. 6 filed with the SEC on March 31, 1994.

5. Incorporated by reference from Registrant's Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.

6. Incorporated by reference from Registrant's Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.

7. Incorporated by reference from Registrant's Post-Effective Amendment No. 10 filed with the SEC on August 15, 1996.

8. Incorporated by reference from Registrant's Post-Effective Amendment No. 15 filed with the SEC on October 31, 1997.

9. Incorporated by reference from Registrant's Post-Effective Amendment No. 19 filed with the SEC on May 1, 2000.

10. Incorporated by reference from Registrant's Post-Effective Amendment No. 20 filed with the SEC on August 15, 2000.

11. Incorporated by reference from Registrant's Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.

Item 24.    Persons Controlled by or under Common Control with Registrant.

            None.

Item 25.    Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In such event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     Reference also is made to the Investment Management Agreements and the Distribution Agreement filed as Exhibits (d) and (e), respectively.

Item 26.    Business and Other Connections of Investment Advisers.

     The description of the Investment Manager under the Captions "Fund Management" in the Prospectus and "Management" in the Statement of Additional Information consituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein. Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of Lazard Freres & Co. LLC, the Registrant's investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Lazard Freres & Co. LLC or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"), by Lazard Freres & Co. LLC (SEC File No. 801-6568).

Item 27.    Principal Underwriters.


(a) Lazard Freres & Co. LLC, through its division Lazard Asset Management, currently serves as an investment adviser or subadviser to the following investment companies: Lazard Retirement Series, Inc.; American AAdvantage Funds--International Equity Fund; AmSouth Mutual Funds--International Equity Fund; Variable Insurance Funds (AmSouth)--International Equity Fund; EQ Advisors Trust--Lazard Small Cap Value Portfolio; Fortis Series Fund, Inc.--International Stock Series; Frank Russell Investment Company--Fixed Income III Fund and Multistrategy Bond Fund; JNL Series Trust--Lazard/JNL Mid Cap Value Series and Lazard/JNL Small Cap Value Series; Managers Funds--Managers International Equity Fund; MEMBERS Mutual Funds--International Stock Fund-Emerging Markets Portfolio, International Stock Fund-International Equity Portfolio and International Stock Fund-International Small Cap Portfolio; Nationwide Mutual Funds--Prestige International Equity Fund; Nationwide Separate Account Trust--Nationwide Small Company Fund; New Covenant Funds--New Covenant Growth Fund (Domestic) and New Covenant Growth Fund (Small Cap); Pacific Select Fund--International Value Portfolio and Mid-Cap Value Portfolio; Prudential Diversified Funds--Prudential Diversified High Growth Fund and Prudential Diversified Moderate Growth Fund; Pacific Select Fund--International Value Portfolio and Mid-Cap Value Portfolio; Target Funds--International Equity Portfolio and Small Cap Value Portfolio; The Target Portfolio Trust--International Equity Portfolio and Small Cap Value Portfolio; TIFF Investment Program, Inc.--TIFF Emerging Markets Fund; Travelers Series Trust--Lazard International Stock Portfolio; Ultra Series Fund--International Stock Fund-Emerging Markets, International Stock Fund-International Equity and International Stock Fund-International Small Cap; and Vantagepoint Funds-International Funds.

(b) Registrant is fulfilling the requirement of this Item 27 by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Lazard Freres & Co. LLC (SEC File No. 801-6568) and the information contained in the Form BD filed pursuant to the Securities Exchange Act of 1934 by Lazard Freres & Co. LLC (SEC File No. 8-2595).

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of the Registrant's custodian, State Street Bank & Trust Company. All other records so required to be maintained are maintained at the offices of Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10112

Item 29.    Management Services.

            Not applicable.

Item 30.    Undertakings.

            None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2001.


                             THE LAZARD FUNDS, INC.
                                  (Registrant)
                          By: /s/ Herbert W. Gullquist*
                        --------------------------------
                         Herbert W. Gullquist, President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Herbert W. Gullquist*    President (Principal Executive,       April 30, 2001
------------------------    Financial and Accounting Officer)
Herbert W. Gullquist        and Director

/s/Norman Eig*              Director                              April 30, 2001
------------------------
Norman Eig

/s/ John J. Burke*          Director                              April 30, 2001
------------------------
John J. Burke

/s/ Lester Z. Lieberman*    Director                              April 30, 2001
------------------------
Lester Z. Lieberman

/s/ Richard Reiss, Jr.*     Director                              April 30, 2001
------------------------
Richard Reiss, Jr.

/s/ John Rutledge*          Director                              April 30, 2001
------------------------
John Rutledge

/s/ Kenneth S. Davidson*    Director                              April 30, 2001
------------------------
Kenneth S. Davidson

/s/ Carl Frischling*        Director                              April 30, 2001
------------------------
Carl Frischling

/s/ William Katz*           Director                              April 30, 2001
------------------------
William Katz


*By: /s/ David M. Goldenberg, Esq.
     -----------------------------
Attorney-in-fact, David M. Goldenberg, Esq.

                                INDEX TO EXHIBITS

Exhibit Number
--------------

(a)(4)    Articles Supplementary

(d)(10) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Mortgage Portfolio

(d)(11) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Equity Select Portfolio

(j)       Consent of Independent Auditors

(m)       Distribution and Servicing Plan, as revised

(n)       Rule 18f-3 Plan, as revised